UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–March 31, 2008

Item 1: Reports to Shareholders

Vanguard

Vanguard® Strategic Equity Fund Semiannual Report

March 31, 2008

>	For the six months ended March 31, 2008, Vanguard Strategic Equity Fund returned –16.2%, trailing the returns of its comparative standards.

>	As investors became more risk-averse during the challenging half-year, small- and mid-capitalization stocks modestly underperformed large-caps.

>	Only one sector produced a positive return for the fund: Materials holdings benefited from continued strong demand for raw materials and industrial building blocks such as steel.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	7
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	29
Trustees Approve Advisory Arrangement	31
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Equity Fund	VSEQX	–16.2%
MSCI US Small + Mid Cap 2200 Index		–13.7
Average Mid-Cap Core Fund[1]		–12.8

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$24.94	$18.43	$0.240	$2.430

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund returned –16.2% for the fiscal half-year ended March 31, 2008, as jittery investors punished stocks across the board.

This performance was disappointing in comparison with the –13.7% return of the fund’s index benchmark and the –12.8% average return of its peer group. But as with any active investment strategy, the advisor’s disciplined, quantitative approach can be expected to experience periods of relative strength and weakness.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening of the U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the six months; nonetheless, each group posted a negative return.

2

Subprime-mortgage woes roiled the bond market

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing certain municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board aggressively reduced its target for the federal funds rate. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75 percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Market Barometer
			Total Returns
		Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1 Annualized.

3

Many stock selections proved unrewarding for the fund

The Strategic Equity Fund navigated exceptionally choppy waters during the past six months. As global stock markets retreated dramatically after soaring to record highs, small- and mid-capitalization stocks—favored a year ago—were beaten down somewhat indiscriminately. Compounding this problem was the unusual turmoil among stocks favored by the fund’s quantitative investment process.

Strategic Equity’s advisor—Vanguard Quantitative Equity Group—identifies potential stocks for the fund by using proprietary screening models with three components: valuation, improving earnings prospects, and market sentiment as reflected in stock price behavior. The advisor then uses the most promising stocks to build a portfolio with sector weightings and risk characteristics similar to those of the benchmark index. Within each sector, the advisor seeks to outperform the index by holding more winning stocks. (For more discussion of the models and your fund’s positioning, please see the Advisor’s Report on page 6.)

This approach worked very well in the materials sector, where the fund’s holdings rose 8% while the index’s stocks fell –5% during the fiscal half-year. The fund’s top performers included fertilizer producers—beneficiaries of the global agricultural boom—and steelmakers trying to satisfy robust world demand.

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Core Fund
Strategic Equity Fund	0.27%	1.33%

1 Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

Across the rest of the portfolio, however, stock selection proved mostly unrewarding, especially in the industrials sector—a leading detractor, down almost twice as much as the index. Many of the fund’s economically sensitive holdings posted double-digit declines; examples included stocks of airlines and companies involved in aerospace and defense, construction and engineering, and machinery.

Quantitative investment strategies have struggled over the last year or so, as the valuation component of the strategy has under performed. Your fund’s disciplined, risk-controlled investment process has proven rewarding in the past, and we expect it will be again in the future. Investors should not rush to judgment, whether short-term per-formance is gratifying or disappointing.

Tune out the noise in market ‘weather’ reports

When clouds darken the investment horizon, it can be tempting to run for shelter. And when skies clear, caution can seem needless. Neither impulse is likely to contribute to long-term investment success. Instead, we encourage you to invest with a long-term view, diversify within and across primary asset classes, and pay attention to costs.

Within a diversified portfolio driven by an appropriate asset allocation—one that is based on your own long-term goals and risk tolerance—the Strategic Equity Fund can play a useful role, giving you exposure to the growth opportunities that small- and mid-sized stocks can offer.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 14, 2008

5

Advisor’s Report

For the six months ended March 31, 2008, Vanguard Strategic Equity Fund returned –16.2%. The fund trailed the –12.8% average return of mid-cap core funds and the –13.7% return of the benchmark MSCI US Small + Mid Cap 2200 Index.

The investment environment

The broad United States stock market returned –12.4% for the half-year ended March 31. This was the largest six-month decline since late 2002.

Our investment approach

Our performance for the last six months has been disappointing. When performance is subpar, it would be nice to be able to hold one or two stocks accountable. But with a quantitative process such as the one we use to manage this fund, the entire model itself either succeeds or fails. For the last six months, our model was not successful in identifying stocks that would outperform our benchmark.

Our model performed especially poorly in the financials and information technology sectors, as exemplified by our investments in The First Marblehead Corporation, which packages student loans into asset-backed securities (down –80%) and ON Semiconductor (–50%). On the positive side, the model did well in the materials sector, where AK Steel and Steel Dynamics were both up over 40%.

Like all active management strategies, quantitative models can have extended periods of underperformance, such as we experienced over the past six months. We have lived through these periods before, most recently during the run-up associated with the Internet bubble in 1998–1999. Nonetheless, we remain confident in our process. The portfolio buys stocks that are offered at attractive prices relative to their expected earnings growth and that display a pattern of above-average profitability relative to their peers. We believe these characteristics are likely to produce good long-term returns, and we trust that they will eventually be favored by the market once again.

James D. Troyer, Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

April 10, 2008

6

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	469	2,147	4,811
Median Market Cap	$4.0B	$3.7B	$33.8B
Price/Earnings Ratio	13.5x	18.7x	16.9x
Price/Book Ratio	2.1x	2.2x	2.4x
Yield[3]	1.5%	1.5%	2.0%
Return on Equity	15.6%	15.8%	19.5%
Earnings Growth Rate	23.7%	19.5%	20.0%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	90%[4]	—	—
Expense Ratio	0.27%[4]	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.6%	13.4%	9.4%
Consumer Staples	4.2	4.2	9.6
Energy	10.3	10.2	12.7
Financials	18.2	18.2	17.7
Health Care	10.0	10.0	11.7
Industrials	15.9	16.0	12.2
Information Technology	14.1	14.6	15.6
Materials	6.3	6.1	4.1
Telecommunication Services	1.8	1.7	3.1
Utilities	5.6	5.6	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.86
Beta	1.06	1.26

7

Ten Largest Holdings[6] (% of total net assets)

United States Steel Corp.	steel	1.3%
Parker Hannifin Corp.	industrial machinery	1.2
Mirant Corp.	independent power producers and energy traders	1.0
Whirlpool Corp.	household appliances	1.0
Helmerich & Payne, Inc.	oil and gas drilling	1.0
Computer Sciences Corp.	data processing and outsourced services	1.0
Molson Coors Brewing Co. Class B	brewers	1.0
Celanese Corp. Series A	commodity chemicals	1.0
AK Steel Holding Corp.	steel	0.9
Manpower Inc.	human resource and employment services	0.9
Top Ten		10.3%

Investment Focus

1 MSCI US Small + Mid Cap 2200 Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See Glossary on pages 25–26.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 25–26.

6 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): September 30, 1997–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

	Inception Date	One Year	Five Years	Ten Years
Strategic Equity Fund[3]	8/14/1995	–15.73%	14.03%	7.47%

1 Six months ended March 31, 2008.

2 The Spliced Small and Mid Cap Index reflects the return of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.5%)
	Whirlpool Corp.	635,700	55,166
*	AutoZone Inc.	452,600	51,519
	Darden Restaurants Inc.	1,559,232	50,753
^	New York Times Co. Class A	2,139,700	40,398
*^	Mohawk Industries, Inc.	546,125	39,108
*	Expedia, Inc.	1,592,851	34,868
*	Dollar Tree,Inc.	1,079,490	29,783
*^	Priceline.com, Inc.	237,100	28,656
	Men’s Wearhouse, Inc.	1,066,150	24,809
	Newell Rubbermaid, Inc.	919,326	21,025
	Brinker International, Inc.	1,065,600	19,767
*^	Chipotle Mexican Grill, Inc.	161,600	18,330
	Cooper Tire & Rubber Co.	1,166,000	17,455
	Meredith Corp.	433,720	16,590
	Wyndham Worldwide Corp.	711,900	14,722
*	Jack in the Box Inc.	531,000	14,268
	Sherwin-Williams Co.	278,957	14,238
*	JAKKS Pacific, Inc.	505,199	13,928
*	Aeropostale, Inc.	504,650	13,681
	The Stanley Works	226,000	10,762
	Phillips-Van Heusen Corp.	242,081	9,180
	Eastman Kodak Co.	485,700	8,582
	Autoliv, Inc.	168,914	8,479
	Bob Evans Farms, Inc.	301,417	8,316
	Wendy’s International, Inc.	356,600	8,223
	Sinclair Broadcast Group, Inc.	887,816	7,910
*	Marvel Entertainment, Inc.	265,800	7,121
	Regal Entertainment Group Class A	359,947	6,943
*	Exide Technologies	486,200	6,369
*	Aftermarket Technology Corp.	326,100	6,339
	Burger King Holdings Inc.	227,700	6,298
*	Big Lots Inc.	280,000	6,244
*	DreamWorks Animation SKG, Inc.	238,000	6,136

10

			Market
			Value•
		Shares	($000)
*	ITT Educational Services, Inc.	130,500	5,994
*	Lin TV Corp.	597,872	5,746
	Family Dollar Stores, Inc.	294,500	5,743
*	NVR, Inc.	9,000	5,378
*	Lear Corp.	207,400	5,374
	Sonic Automotive, Inc.	254,800	5,236
*	The Gymboree Corp.	128,400	5,121
	FTD Group, Inc.	366,000	4,912
*	Hanesbrands Inc.	165,000	4,818
*	Entravision
	Communications Corp.	661,600	4,406
*	Denny’s Corp.	1,464,695	4,365
*^	Vail Resorts Inc.	90,000	4,346
	World Wrestling
	Entertainment, Inc.	209,087	3,891
	Sotheby’s	129,578	3,746
	Idearc Inc.	1,002,373	3,649
*	Helen of Troy Ltd.	214,300	3,594
	CSS Industries, Inc.	91,200	3,188
	Ross Stores, Inc.	96,249	2,884
	American Greetings
	Corp. Class A	150,000	2,783
	Interactive Data Corp.	96,534	2,748
	Black & Decker Corp.	37,800	2,499
^	Polaris Industries, Inc.	60,500	2,481
	UniFirst Corp.	65,103	2,415
	Dover Downs Gaming &
	Entertainment, Inc.	276,250	2,351
	E.W. Scripps Co. Class A	55,600	2,336
	American Axle &
	Manufacturing
	Holdings, Inc.	113,300	2,323
	Journal Communications, Inc.	312,800	2,308
*^	Jos. A. Bank Clothiers, Inc.	99,800	2,046
*	Cablevision Systems NY
	Group Class A	93,600	2,006
*	Red Robin Gourmet
	Burgers, Inc.	50,000	1,879
	International Speedway Corp.	45,200	1,862

11

			Market
			Value•
		Shares	($000)
	Jackson Hewitt Tax Service Inc.	147,400	1,691
*	Papa John’s International, Inc.	69,021	1,671
	CBRL Group, Inc.	41,300	1,477
^	Ethan Allen Interiors, Inc.	50,100	1,424
	Movado Group, Inc.	70,400	1,372
	Service Corp. International	119,907	1,216
*	AFC Enterprises, Inc.	132,800	1,194
*	Westwood One, Inc.	561,602	1,179
^	Tempur-Pedic International Inc.	77,800	856
	Regis Corp.	16,600	456
*	Town Sports International
	Holdings, Inc.	56,800	364
	Landry’s Restaurants, Inc.	35	1
			751,295
Consumer Staples (4.2%)
	Molson Coors Brewing Co.
	Class B	1,011,000	53,148
	Corn Products
	International, Inc.	818,000	30,381
*	NBTY, Inc.	768,183	23,007
	The Clorox Co.	330,700	18,731
	Carolina Group	235,321	17,073
	The Pepsi Bottling
	Group, Inc.	496,000	16,819
^	Nash-Finch Co.	472,695	16,062
	The Kroger Co.	445,200	11,308
*	Winn-Dixie Stores, Inc.	552,411	9,921
	Coca-Cola Enterprises, Inc.	401,985	9,728
	Universal Corp. (VA)	127,836	8,377
	Alberto-Culver Co.	148,900	4,081
*	Alliance One
	International, Inc.	574,500	3,470
*	Elizabeth Arden, Inc.	170,300	3,397
	Herbalife Ltd.	69,700	3,311
	PepsiAmericas, Inc.	122,905	3,138
	Del Monte Foods Co.	322,762	3,076
	National Beverage Corp.	18,700	143
			235,171
Energy (10.2%)
	Helmerich & Payne, Inc.	1,146,142	53,720
	ENSCO International, Inc.	822,509	51,506
	Murphy Oil Corp.	613,300	50,376
	Tidewater Inc.	766,500	42,242
	Patterson-UTI Energy, Inc.	1,359,269	35,586
*	Whiting Petroleum Corp.	515,700	33,340
*	Bristow Group, Inc.	555,400	29,808
*	Swift Energy Co.	614,100	27,628
*	Cameron International Corp.	655,000	27,274
	Noble Corp.	496,022	24,637
	Sunoco, Inc.	446,700	23,438
*	National Oilwell Varco Inc.	400,500	23,381
	Frontier Oil Corp.	857,300	23,370
	Noble Energy, Inc.	295,800	21,534

12

			Market
			Value•
		Shares	($000)
*	Grey Wolf, Inc.	2,442,719	16,562
*	Nabors Industries, Inc.	484,662	16,367
*	Bois d’Arc Energy, Inc.	648,000	13,926
*	Comstock Resources, Inc.	299,096	12,054
*	Ultra Petroleum Corp.	148,200	11,486
*	Superior Energy Services, Inc.	220,547	8,738
	Overseas Shipholding Group Inc.	58,300	4,083
*	Oil States International, Inc.	81,007	3,630
*	SEACOR Holdings Inc.	42,500	3,628
*	Stone Energy Corp.	64,300	3,364
*	W-H Energy Services, Inc.	29,200	2,010
*	Gulfmark Offshore, Inc.	31,700	1,735
*	Mariner Energy Inc.	50,700	1,369
*	Rosetta Resources, Inc.	64,900	1,277
	General Maritime Corp.	51,300	1,211
*	PetroQuest Energy, Inc.	23,600	409
			569,689
Financials (18.2%)
	Safeco Corp.	1,057,002	46,381
	Ameriprise Financial, Inc.	859,321	44,556
	Bank of Hawaii Corp.	747,175	37,030
	Leucadia National Corp.	790,990	35,769
	Associated Banc-Corp.	1,094,923	29,158
	Endurance Specialty Holdings Ltd.	787,700	28,830
	PartnerRe Ltd.	347,919	26,546
*	Arch Capital Group Ltd.	361,200	24,804
	Torchmark Corp.	379,455	22,809
*	Nasdaq Stock Market Inc.	540,300	20,888
	Host Hotels & Resorts Inc. REIT	1,187,200	18,900
	W.R. Berkley Corp.	680,735	18,850
	Cullen/Frost Bankers, Inc.	351,700	18,654
	HCP, Inc. REIT	521,000	17,615
	Pacific Capital Bancorp	773,730	16,635
	Axis Capital Holdings Ltd.	487,580	16,568
	Commerce Bancshares, Inc.	368,030	15,468
	Synovus Financial Corp.	1,386,950	15,340
	AMB Property Corp. REIT	277,500	15,102
	The Macerich Co. REIT	203,700	14,314
	Everest Re Group, Ltd.	157,300	14,083
	Federal Realty Investment
	Trust REIT	178,800	13,937
^	American Capital Strategies, Ltd.	401,600	13,719
	SL Green Realty Corp. REIT	165,226	13,461
	FirstMerit Corp.	646,801	13,363
	Sterling Bancshares, Inc.	1,321,300	13,134
^	The St. Joe Co.	284,200	12,201
	Ventas, Inc. REIT	267,900	12,031
	Apartment Investment &
	Management Co.
	Class A REIT	335,009	11,997
^	Popular, Inc.	1,025,400	11,956

13

			Market
			Value•
		Shares	($000)
^	First Commonwealth Financial Corp.	978,620	11,342
	Hospitality Properties Trust REIT	333,000	11,329
	Platinum Underwriters Holdings, Ltd.	344,200	11,173
	Aspen Insurance Holdings Ltd.	401,400	10,589
	Nationwide Health Properties, Inc. REIT	313,400	10,577
	Janus Capital Group Inc.	445,700	10,371
	Boston Properties, Inc. REIT	111,700	10,284
^	Colonial BancGroup, Inc.	1,055,500	10,164
	Jones Lang LaSalle Inc.	130,400	10,085
	Senior Housing Properties Trust REIT	415,200	9,840
	Highwood Properties, Inc. REIT	303,200	9,420
*	CB Richard Ellis Group, Inc.	418,200	9,050
	Douglas Emmett, Inc. REIT	405,100	8,937
	Trustmark Corp.	400,200	8,916
	Digital Realty Trust,
	Inc. REIT	245,149	8,703
	Equity Lifestyle Properties,
	Inc. REIT	175,900	8,684
	Tanger Factory Outlet
	Centers, Inc. REIT	225,400	8,671
^	The First Marblehead Corp.	1,125,200	8,394
	F.N.B. Corp.	536,100	8,369
	Mack-Cali Realty Corp. REIT	212,700	7,596
	Kimco Realty Corp. REIT	190,373	7,457
	Parkway Properties
	Inc. REIT	201,300	7,440
	Colonial Properties
	Trust REIT	300,660	7,231
	Sun Communities,
	Inc. REIT	346,300	7,099
	Healthcare Realty
	Trust Inc. REIT	258,900	6,770
	Odyssey Re Holdings Corp.	181,700	6,677
	Pennsylvania REIT	267,300	6,519
	Mid-America Apartment
	Communities, Inc. REIT	126,100	6,285
	Rayonier Inc. REIT	142,050	6,171
	Avalonbay Communities,
	Inc. REIT	63,000	6,081
^	CapitalSource Inc. REIT	619,500	5,991
	Eaton Vance Corp.	196,000	5,980
	City Holding Co.	148,655	5,931
	S & T Bancorp, Inc.	173,400	5,578
	NBT Bancorp, Inc.	246,952	5,482
^	JER Investors Trust
	Inc. REIT	620,900	5,265
	Plum Creek Timber Co.
	Inc. REIT	117,500	4,782

14

			Market
			Value•
		Shares	($000)
*	Affiliated Managers Group, Inc.	52,000	4,718
	Annaly Mortgage Management Inc. REIT	307,500	4,711
*	TD Ameritrade Holding Corp.	269,900	4,456
	FelCor Lodging Trust, Inc. REIT	364,700	4,387
	WesBanco, Inc.	166,214	4,107
	American Financial Realty
	Trust REIT	504,163	4,003
	Federated Investors, Inc.	98,998	3,877
	Crystal River Capital
	Inc. REIT	424,000	3,786
	RenaissanceRe
	Holdings Ltd.	70,700	3,670
	Old National Bancorp	194,500	3,501
^	City Bank Lynnwood (WA)	154,609	3,443
	iStar Financial Inc. REIT	236,800	3,322
	WSFS Financial Corp.	67,250	3,314
	Advanta Corp. Class B	442,395	3,110
	Cash America
	International Inc.	80,100	2,916
	BancFirst Corp.	60,622	2,775
*	Ocwen Financial Corp.	619,700	2,751
	Potlatch Corp. REIT	62,900	2,596
*	EZCORP, Inc.	206,821	2,546
*	Philadelphia Consolidated
	Holding Corp.	78,224	2,519
*	Penson Worldwide, Inc.	270,100	2,493
*^	Virginia Commerce
	Bancorp, Inc.	211,400	2,427
	Gamco Investors Inc.
	Class A	45,666	2,300
	Developers Diversified
	Realty Corp. REIT	47,400	1,985
*	Guaranty Financial
	Group, Inc.	177,500	1,885
	LaSalle Hotel
	Properties REIT	59,600	1,712
	Sterling Bancorp	100,808	1,566
	First Community
	Bancshares, Inc.	41,600	1,515
^	Heartland Financial USA, Inc.	65,000	1,375
*^	Franklin Bank Corp.	433,100	1,312
	Regency Centers Corp. REIT	16,400	1,062
	Great Southern Bancorp, Inc.	61,605	962
*	Knight Capital Group,
	Inc. Class A	54,653	888
	Anworth Mortgage
	Asset Corp. REIT	139,700	856
	First Place Financial Corp.	55,600	723
	Willis Group Holdings Ltd.	20,900	702
	Omega Healthcare
	Investors, Inc. REIT	33,500	582
	GMH Communities
	Trust REIT	61,100	530

15

			Market
			Value•
		Shares	($000)
	SWS Group, Inc.	42,500	520
	Republic Bancorp, Inc. Class A	26,600	502
	Acadia Realty Trust REIT	20,100	485
	MFA Mortgage Investments, Inc. REIT	71,500	450
	Integra Bank Corp.	25,674	416
^	Thornburg Mortgage, Inc. REIT	214,300	227
*	United America
	Indemnity, Ltd.	6,900	133
	Reinsurance Group of
	America, Inc.	2,000	109
	First Financial Bancorp	7,500	101
	Max Re Capital Ltd.	1,500	39
	East West Bancorp, Inc.	1,100	20
			1,011,717
Health Care (10.0%)
	AmerisourceBergen Corp.	1,254,757	51,420
	Perrigo Co.	1,347,403	50,838
*	Intuitive Surgical, Inc.	147,200	47,744
	Beckman Coulter, Inc.	635,846	41,044
*	Humana Inc.	808,600	36,274
*	Pediatrix Medical
	Group, Inc.	522,300	35,203
*	Lincare Holdings, Inc.	1,139,396	32,028
*	PAREXEL
	International Corp.	1,018,900	26,593
*	Sciele Pharma, Inc.	1,338,208	26,095
*	Express Scripts Inc.	361,900	23,277
*	Apria Healthcare Group Inc.	913,652	18,045
*	King Pharmaceuticals, Inc.	1,912,600	16,640
*^	Isis Pharmaceuticals, Inc.	1,123,302	15,850
*	Invitrogen Corp.	161,500	13,803
*	Cynosure Inc.	453,900	9,668
*	Health Net Inc.	238,300	7,340
*	Onyx Pharmaceuticals, Inc.	252,500	7,330
*	Techne Corp.	108,521	7,310
	Chemed Corp.	167,200	7,056
*	Charles River
	Laboratories, Inc.	111,400	6,566
*	MedCath Corp.	335,620	6,108
*	Warner Chilcott Ltd.	285,900	5,146
*	DaVita, Inc.	106,900	5,106
*	Watson Pharmaceuticals, Inc.	171,300	5,023
*	PharMerica Corp.	260,353	4,314
*	Kinetic Concepts, Inc.	92,500	4,276
*	Xenoport Inc.	103,340	4,182
*	Bruker BioSciences Corp.	266,129	4,096
*	OSI Pharmaceuticals, Inc.	101,800	3,806
*	Myriad Genetics, Inc.	91,100	3,670
*	Par Pharmaceutical Cos. Inc.	208,656	3,629
*	Skilled Healthcare Group Inc.	300,398	3,298
	Mentor Corp.	115,700	2,976
*	Align Technology, Inc.	243,300	2,703
*	AMERIGROUP Corp.	91,400	2,498

16

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories, Inc. Class A	27,500	2,446
	Cambrex Corp.	338,200	2,344
*	Affymetrix, Inc.	113,100	1,969
*	Martek Biosciences Corp.	52,900	1,617
*	Emergent BioSolutions Inc.	159,200	1,420
*	Albany Molecular Research, Inc.	100,590	1,221
*	Gentiva Health Services, Inc.	48,600	1,058
*	eResearch Technology, Inc.	66,400	825
*	Endo Pharmaceuticals Holdings, Inc.	24,800	594
*	ViroPharma Inc.	40,500	362
*	CONMED Corp.	7,000	179
*	AmSurg Corp.	7,020	166
*	Amedisys Inc.	1,500	59
			555,215
Industrials (15.8%)
	Parker Hannifin Corp.	949,641	65,782
	Manpower Inc.	922,175	51,882
	Cooper Industries, Inc.
	Class A	1,270,700	51,019
	The Manitowoc Co., Inc.	1,241,380	50,648
*	Terex Corp.	800,097	50,006
	Cummins Inc.	980,982	45,930
*	AGCO Corp.	731,500	43,802
^	Trinity Industries, Inc.	1,522,220	40,567
*	Allied Waste
	Industries, Inc.	3,516,088	38,009
*	Hertz Global Holdings Inc.	2,244,609	27,070
*^	TBS International Ltd.	819,900	24,761
	Hubbell Inc. Class B	540,500	23,614
*	Gardner Denver Inc.	569,660	21,134
	A.O. Smith Corp.	578,000	18,999
*	McDermott
	International, Inc.	343,300	18,820
*	Perini Corp.	489,300	17,727
*	EnPro Industries, Inc.	543,700	16,958
	R.R. Donnelley & Sons Co.	544,120	16,492
*	United Stationers, Inc.	345,230	16,467
	Steelcase Inc.	1,464,962	16,202
	GATX Corp.	381,120	14,890
*	EMCOR Group, Inc.	654,900	14,545
*	Consolidated Graphics, Inc.	249,300	13,973
*	Columbus McKinnon Corp.	447,800	13,873
	Cubic Corp.	460,132	13,082
	SPX Corp.	98,800	10,364
	Con-way, Inc.	207,043	10,244
	Ryder System, Inc.	151,200	9,210
*	Volt Information
	Sciences Inc.	472,170	8,008
	Acuity Brands, Inc.	182,600	7,843
*	Ceradyne, Inc.	240,100	7,674
	Pacer International, Inc.	462,422	7,598
	Herman Miller, Inc.	308,741	7,586
	Kennametal, Inc.	235,200	6,922

17

			Market
			Value•
		Shares	($000)
*	TrueBlue, Inc.	485,700	6,528
	Robbins & Myers, Inc.	195,400	6,380
	Bowne & Co., Inc.	329,500	5,025
	Apogee Enterprises, Inc.	299,390	4,611
	UAL Corp.	188,929	4,068
*	Spherion Corp.	625,100	3,826
*	AMR Corp.	385,951	3,481
	Alexander & Baldwin, Inc.	78,900	3,399
*	Continental Airlines, Inc. Class B	172,500	3,317
*^	RSC Holdings Inc.	288,900	3,149
	L-3 Communications Holdings, Inc.	28,200	3,083
*	Republic Airways Holdings Inc.	139,800	3,028
*	GrafTech International Ltd.	171,900	2,787
	The Toro Co.	66,000	2,732
*	Kansas City Southern	62,800	2,519
	Triumph Group, Inc.	44,025	2,506
*	United Rentals, Inc.	131,900	2,485
	Crane Co.	61,500	2,482
^	Genco Shipping and Trading Ltd.	41,200	2,325
*	Avis Budget Group, Inc.	200,000	2,124
*	Rush Enterprises, Inc. Class A	98,850	1,566
	TAL International Group, Inc.	65,400	1,541
	Deluxe Corp.	65,600	1,260
	Kelly Services, Inc. Class A	58,946	1,212
	Rockwell Automation, Inc.	17,100	982
*	Astec Industries, Inc.	21,000	814
*	Alliant Techsystems, Inc.	4,447	460
	Belden Inc.	6,100	215
*	Kforce Inc.	2,600	23
			879,629
Information Technology (14.1%)
*	Computer Sciences Corp.	1,312,800	53,549
*	Avnet, Inc.	1,529,600	50,064
*^	Sybase, Inc.	1,773,785	46,651
*	Hewitt Associates, Inc.	1,032,300	41,055
*	BMC Software, Inc.	1,074,336	34,937
*	Anixter International Inc.	496,000	31,764
*	Amkor Technology, Inc.	2,756,051	29,490
*	LAM Research Corp.	720,498	27,537
*^	OmniVision
	Technologies, Inc.	1,391,439	23,404
*	CommScope, Inc.	646,400	22,514
*	Novellus Systems, Inc.	1,037,200	21,833
	Seagate Technology	911,500	19,087
*	Dolby Laboratories Inc.	519,000	18,819
	National
	Semiconductor Corp.	1,001,300	18,344
*	Blue Coat Systems, Inc.	819,647	18,065
*	Activision, Inc.	540,397	14,758
*	Zoran Corp.	1,079,150	14,741

18

			Market
			Value•
		Shares	($000)
*	j2 Global Communications, Inc.	635,467	14,184
*	SAVVIS, Inc.	863,979	14,057
*	Metavante Technologies	690,239	13,798
	Xilinx, Inc.	552,500	13,122
*	RF Micro Devices, Inc.	4,436,026	11,800
	Technitrol, Inc.	463,100	10,712
*	Plexus Corp.	369,866	10,375
*	CSG Systems International, Inc.	903,778	10,276
*	Western Digital Corp.	369,200	9,983
*	Synopsys, Inc.	417,570	9,483
*	ManTech International Corp.	199,200	9,036
*	Interwoven Inc.	768,566	8,208
*	JDA Software Group, Inc.	437,800	7,990
*	Cadence Design Systems, Inc.	743,400	7,940
*	Sykes Enterprises, Inc.	433,500	7,625
*	DST Systems, Inc.	105,800	6,955
*	Flextronics International Ltd.	732,700	6,880
*	Mattson Technology, Inc.	1,012,020	6,163
*	Vignette Corp.	462,407	6,108
*	Progress Software Corp.	193,524	5,790
*	Compuware Corp.	779,759	5,723
*	Tessera Technologies, Inc.	269,100	5,597
*	Fairchild Semiconductor
	International, Inc.	456,900	5,446
	KLA-Tencor Corp.	144,700	5,368
*	Lexmark International, Inc.	167,500	5,146
*	Quantum Corp.	2,338,902	5,005
	Broadridge Financial
	Solutions LLC	274,700	4,835
*	S1 Corp.	678,316	4,823
	Fair Isaac, Inc.	213,500	4,595
*	Parametric Technology Corp.	263,298	4,208
*	NVIDIA Corp.	212,250	4,200
*	Alliance Data Systems Corp.	82,800	3,934
*	MKS Instruments, Inc.	152,250	3,258
	United Online, Inc.	307,968	3,252
*	Tech Data Corp.	97,200	3,188
*	SAIC, Inc.	169,300	3,147
*	Integrated Device
	Technology Inc.	335,900	3,000
*	Lawson Software, Inc.	367,000	2,764
*	SRA International, Inc.	100,000	2,431
*	Synchronoss
	Technologies, Inc.	119,600	2,396
*	Checkpoint Systems, Inc.	87,800	2,357
*	Eagle Test Systems, Inc.	203,200	2,134
*	Arrow Electronics, Inc.	61,604	2,073
*	Cymer, Inc.	63,600	1,656
	Plantronics, Inc.	79,300	1,531
*	Ciber, Inc.	299,000	1,465
*	MicroStrategy Inc.	19,086	1,412
*	iGATE Corp.	194,427	1,384
*	SPSS, Inc.	34,400	1,334

19

			Market
			Value•
		Shares	($000)
	MAXIMUS, Inc.	35,649	1,309
	Methode Electronics, Inc. Class A	79,900	934
	TNS Inc.	38,400	793
*	Skyworks Solutions, Inc.	92,100	670
*	Taleo Corp. Class A	33,064	641
*	Magma Design Automation, Inc.	65,038	622
*	CACI International, Inc.	13,384	610
*	Kulicke & Soffa Industries, Inc.	90,907	435
*	Chordiant Software, Inc.	62,819	379
	infoUSA Inc.	61,837	378
*	Manhattan Associates, Inc.	16,100	369
*	MPS Group, Inc.	27,404	324
*	Ansoft Corp.	8,847	270
*	Credence Systems Corp.	155,800	265
*	Emulex Corp.	7,500	122
			782,880
Materials (6.2%)
	United States Steel Corp.	552,500	70,096
	Celanese Corp. Series A	1,358,400	53,046
	AK Steel Holding Corp.	971,235	52,855
	Steel Dynamics, Inc.	1,248,128	41,238
*	Terra Industries, Inc.	861,700	30,616
	Eastman Chemical Co.	478,260	29,867
	Greif Inc. Class A	325,000	22,077
*	Owens-Illinois, Inc.	348,500	19,666
	CF Industries Holdings, Inc.	84,100	8,714
	Lubrizol Corp.	116,900	6,489
	Ball Corp.	118,900	5,462
	Cytec Industries, Inc.	76,800	4,136
	Rock-Tenn Co.	60,800	1,822
	Kaiser Aluminum Corp.	16,728	1,159
			347,243
Telecommunication Services (1.8%)
	Embarq Corp.	904,023	36,251
*	Cincinnati Bell Inc.	4,000,300	17,041
	Telephone & Data
	Systems, Inc.	392,648	15,419
*	Syniverse Holdings Inc.	827,900	13,793
	CenturyTel, Inc.	164,600	5,471
	NTELOS Holdings Corp.	206,500	4,997
	Alaska Communications Systems Holdings, Inc.	184,946	2,264
	Qwest Communications International Inc.	461,000	2,088
			97,324
Utilities (5.5%)
*	Mirant Corp.	1,580,500	57,514
*	NRG Energy, Inc.	1,222,900	47,681

20

			Market
			Value•
		Shares	($000)
	Energen Corp.	617,472	38,469
	Alliant Energy Corp.	915,356	32,047
	Pepco Holdings, Inc.	1,190,934	29,440
	Xcel Energy, Inc.	1,252,545	24,988
	SCANA Corp.	674,878	24,687
	WGL Holdings Inc.	380,700	12,205
	CenterPoint Energy Inc.	830,949	11,858
	ONEOK, Inc.	249,400	11,131
	Atmos Energy Corp.	225,411	5,748
	Portland General Electric Co.	183,900	4,147
	The Laclede Group, Inc.	113,600	4,048
	Southern Union Co.	169,600	3,947
	Wisconsin Energy Corp.	22,500	990
			308,900
Total Common Stocks
(Cost $5,673,634)			5,539,063
Temporary Cash Investments (2.9%)[1]
Money Market Funds (2.8%)
2	Vanguard Market Liquidity
	Fund, 2.800%	26,007,619	26,008
2	Vanguard Market Liquidity
	Fund, 2.800%—Note E	130,372,100	130,372
			156,380

		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
3	Federal Home Loan Bank
4	2.923%, 4/16/08	2,000	1,998
3	Federal National Mortgage Assn.
4	2.701%, 4/21/08	3,000	2,996
			4,994
Total Temporary Cash Investments
(Cost $161,373)			161,374
Total Investments (102.4%)
(Cost $5,835,007)			5,700,437
Other Assets and Liabilities (–2.4%)
Other Assets—Note B			15,342
Liabilities—Note E			(147,907)
			(132,565)
Net Assets (100%)
Applicable to 302,104,034 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,567,872
Net Asset Value Per Share			$18.43

21

At March 31, 2008, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	5,989,291	$19.83
Undistributed Net
Investment Income	415	—
Accumulated Net
Realized Losses	(287,979)	(.95)
Unrealized Appreciation
(Depreciation)
Investment Securities	(134,570)	(.45)
Futures Contracts	715	—
Net Assets	5,567,872	$18.43

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.4%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $4,994,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

22

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends	33,805
Interest[1]	459
Security Lending	2,692
Total Income	36,956
Expenses
The Vanguard Group—Note B
Investment Advisory Fees	627
Management and Administrative	7,090
Marketing and Distribution	770
Custodian Fees	120
Shareholders’ Reports	76
Trustees’ Fees and Expenses	5
Total Expenses	8,688
Net Investment Income	28,268
Realized Net Gain (Loss)
Investment Securities Sold	(244,799)
Futures Contracts	(8,198)
Realized Net Gain (Loss)	(252,997)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(942,572)
Futures Contracts	400
Change in Unrealized Appreciation (Depreciation)	(942,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,166,901)

1 Interest income from an affiliated company of the fund was $389,000.

23

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,268	78,672
Realized Net Gain (Loss)	(252,997)	755,729
Change in Unrealized Appreciation (Depreciation)	(942,172)	71,161
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,166,901)	905,562
Distributions
Net Investment Income	(69,138)	(74,998)
Realized Capital Gain[1]	(700,018)	(282,684)
Total Distributions	(769,156)	(357,682)
Capital Share Transactions—Note F
Issued	400,085	1,437,921
Issued in Lieu of Cash Distributions	726,972	338,749
Redeemed	(1,322,056)	(1,380,667)
Net Increase (Decrease) from Capital Share Transactions	(194,999)	396,003
Total Increase (Decrease)	(2,131,056)	943,883
Net Assets
Beginning of Period	7,698,928	6,755,045
End of Period[2]	5,567,872	7,698,928

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $83,541,000 and $28,845,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets— End of Period includes undistributed net investment income of $415,000 and $41,285,000.

24

Financial Highlights

	Six Months				Nov. 1,
	Ended				2003, to	Year Ended
For a Share Outstanding	March 31,	Year Ended September 30,			Sept. 30,	October 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003	2002
Net Asset Value,
Beginning of Period	$24.94	$23.07	$23.28	$19.70	$17.85	$13.01	$13.68
Investment Operations
Net Investment Income	.11	.27	.27	.19	.13	.13	.14
Net Realized and
Unrealized Gain (Loss)
on Investments	(3.95)	2.84	1.17	4.49	1.85	4.84	(.67)
Total from
Investment Operations	(3.84)	3.11	1.44	4.68	1.98	4.97	(.53)
Distributions
Dividends from
Net Investment Income	(.24)	(.26)	(.21)	(.14)	(.13)	(.13)	(.14)
Distributions from
Realized Capital Gains	(2.43)	(.98)	(1.44)	(.96)	—	—	—
Total Distributions	(2.67)	(1.24)	(1.65)	(1.10)	(.13)	(.13)	(.14)
Net Asset Value,
End of Period	$18.43	$24.94	$23.07	$23.28	$19.70	$17.85	$13.01

Total Return[2]	–16.23%	13.76%	6.49%	24.32%	11.14%	38.55%	–4.02%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$5,568	$7,699	$6,755	$5,183	$2,953	$1,714	$876
Ratio of Total Expenses to
Average Net Assets	0.27%*	0.30%	0.35%	0.40%	0.45%*	0.50%	0.50%
Ratio of Net Investment
Income to Average
Net Assets	0.88%*	1.03%	1.18%	0.99%	0.83%*	1.04%	0.94%
Portfolio Turnover Rate	90%*	75%	80%	75%	66%	100%	73%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

26

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $496,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2008, the cost of investment securities for tax purposes was $5,835,007,000. Net unrealized depreciation of investment securities for tax purposes was $134,570,000, consisting of unrealized gains of $538,413,000 on securities that had risen in value since their purchase and $672,983,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P Midcap Index	200	15,630	199
Russell 2000 Index	40	13,800	536
E-mini Russell 2000 Index	23	1,587	(20)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

27

D. During the six months ended March 31, 2008, the fund purchased $2,929,172,000 of investment securities and sold $3,870,148,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at March 31, 2008, was $126,595,000, for which the fund received cash collateral of $130,372,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	19,388	57,380
Issued in Lieu of Cash Distributions	36,367	14,281
Redeemed	(62,317)	(55,822)
Net Increase (Decrease) in Shares Outstanding	(6,562)	15,839

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2007	03/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$837.68	$1.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.65	1.37

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table on page 22 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led the Quantitative Equity Group since 1987. James D. Troyer, the manager primarily responsible for the day-to-day management of the fund, has worked in investment management since 1979. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was significantly below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

31

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

33

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052008

Vanguard® Capital Opportunity Fund Semiannual Report

March 31, 2008

>	The Investor Shares of Vanguard Capital Opportunity Fund returned –12.8% for the fiscal six months ended March 31, 2008.

>	The fund’s return slightly lagged its benchmark, the Russell Midcap Growth Index, but outperformed the average return of its peers.

>	U.S. equity markets lost –12.4% during a volatile six months.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	23
Trustees Approve Advisory Agreement	25
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Capital Opportunity Fund
Investor Shares	VHCOX	–12.8%
Admiral™ Shares[1]	VHCAX	–12.7
Russell Midcap Growth Index		–12.5
Average Multi-Cap Growth Fund[2]		–13.2

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$42.70	$33.81	$0.218	$3.442
Admiral Shares	98.71	78.13	0.577	7.952

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended March 31, 2008, Vanguard Capital Opportunity Fund returned –12.8% for Investor Shares and –12.7% for Admiral Shares. The fund fell just slightly below the result of its benchmark, the Russell Midcap Growth Index, but outpaced the average return of competing multi-cap growth funds by a bit.

Compared with the index, the fund’s materials, energy, health care, and consumer discretionary sectors performed well. The fund’s large stake in information technology companies and its stock picks in industrials hurt its return.

As of March 31, Vanguard Capital Opportunity Fund remained closed to new investors. Existing clients can continue to invest in the fund, which is also open to new accounts by Flagship members.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks

2

again outperformed U.S. stocks over the six months; nonetheless, each stock group posted a negative return.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75 percentage point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Effective stock selection tempered tech sector shortfall

During the past couple of years, the Capital Opportunity Fund’s advisor, PRIMECAP Management Company,

Market Barometer
			Total Returns
		Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1 Annualized.

3

has consistently allocated an outsized portion of the fund’s assets—nearly 45% during the past six months—to information technology stocks. Investing in tech companies with exceptional long-term growth prospects has benefited the fund in the past, but the tech sector recently has faced challenges due to a broad-based weakness in consumer and business spending, particularly among financial services companies.

The fund’s largest tech holding, Research In Motion, gained nearly 14% for the period, but other tech stocks, particularly those in the semiconductor business, were battered. FormFactor, a maker of products used to test microchips, posted a –57% return for the period, while NVIDIA, which makes chips used to generate interactive graphics, fell –45%. These two stocks alone reduced the fund’s return by more than 3 percentage points.

As a group, the industrials sector was the fund’s second-weakest performer. For example, AMR, the parent company of American Airlines, suffered a nearly –60% decline for the period as airlines and other major transportation-related stocks skidded with rising gas prices.

Even though prices of the fund’s health care stocks—representing the second-largest sector weighting after technology—declined during the six months, PRIMECAP Management’s favorable stock selection helped the fund sector to outperform that of the index. BioMarin Pharmaceutical was a star in the health care sector; the

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Capital Opportunity Fund	0.44%	0.35%	1.43%

1 Fund expense ratios reflect the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

company returned 42% for the period, bolstered by the FDA’s approval of the drug Kuvan.

The fund’s best performers were the materials and energy sectors. In materials, among individual holdings, steep global demand for fertilizer and agricultural chemicals helped Monsanto to return 30% during the six months. And in the energy sector, coal producer Arch Coal benefited from rising energy prices and international demand for coal.

Diversification and a longer-term perspective can reward shareholders

Capital Opportunity’s performance during the fiscal half-year provides a glimpse into the fund’s challenges, as well as its successes, in any short-term period. However, keep in mind that the fund advisor’s strategy is focused on investing in a concentrated number of holdings for the long term. The typical time horizon for a portfolio position is three to five years, a virtual eternity among active fund strategies. During periods of market volatility, such as the turbulence we’ve experienced recently, considerable patience and courage are often required by both the fund manager and investors to stick to the chosen strategy. Our experience suggests that, in the presence of a talented investment manager such as PRIMECAP Management, such courage and patience can be rewarded.

At Vanguard, we believe a balanced, diversified, and low-cost portfolio of mutual funds can help you capture market returns over the long term regardless of short-term volatility. The Capital Opportunity Fund can play an important role in diversifying the stock portion of such a portfolio.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

April 11, 2008

5

Advisor’s Report

Over the past six months, the Investor and Admiral Shares of Vanguard Capital Opportunity Fund returned –12.8% and –12.7%, respectively. The Russell Midcap Growth Index returned –12.5%. The average return of multi-capitalization growth funds was –13.2%.

Investment environment

The signs of slowdown or recession that first appeared in late 2007 became more prominent in the first few months of 2008. The employment situation deteriorated, and retail sales took a turn for the worse, as high energy and commodity prices weighed on overextended household budgets. Gasoline and food prices are now at all-time highs. Persistent distress in the credit markets and concern about its spillover effects prompted the Federal Reserve Board to ease monetary policy, both to subdue the turmoil in the financial markets and spur growth in the broader economy.

Even as the economic picture has dimmed, however, stock market fundamentals have remained healthy. Over the past years, the markets have shown a certain level of resilience. With price/earning multiples at modest levels (16.0x for the Standard & Poor’s 500) and corporate balance sheets in strong shape with debt-to-capitalization levels of around 30% for the broad index, corporate America is on solid ground. In addition, foreign exposure for companies in the S&P 500 is now in excess of 40%, which helps provide a cushion for the weak U.S. dollar.

Management of the fund

Our primary objective is to find companies whose long-term fundamentals will evolve better than the current Wall Street consensus or valuation suggests. Our search often begins with companies and industries currently out of favor. When we identify these opportunities, we invest with a long-term perspective, expecting our selections to outperform the market over a three to five-year time horizon. We continually rely on research—meeting with companies, competitors, suppliers, and customers—to test our conviction in these holdings. In recent years, this process has led us to establish large positions in information technology and health care stocks.

We think that advances in the treatment of certain diseases such as Alzheimer’s, diabetes, and cancer will create significant opportunities for pharmaceutical and biological health care companies in the future. Furthermore, continued advances in the portability and ubiquity of technology will enable increases in productivity and efficiency on a global basis. During the past six months, however, our technology investments performed poorly in an unsettled market. (Needless to say, short-term ups and downs rarely have any bearing on the long-term investment thesis for our holdings.) Our investments in airlines and freight delivery companies such as FedEx also put pressure on returns as soaring energy prices compressed profit margins.

6

Our health care investments declined in value, but held up better than the market, in large part because of the strong performance of BioMarin Pharmaceutical, a fully integrated biotech company that recently received FDA approval for Kuvan, which reduces blood phenylalanine (Phe) levels in patients with hyperphenylalaninemia (HPA). Our other pharmaceuticals holdings also held up well on a relative basis. Strong returns from our investments in the materials and energy sectors helped offset some of the weakness in the rest of the portfolio. For example, Monsanto, one of the fund’s significant holdings over the past few years, rallied as the global agricultural boom gathered steam and the company capitalized on continued demand for genetically engineered seeds and herbicides. Our customarily low weighting in the hard-hit financials sector also worked to the fund’s benefit during the past six months, sparing us some of the broader market’s pain.

On balance, however, the bright spots were offset by below-benchmark returns in information technology and industrials, which kept six-month returns in line with the index result.

Outlook

We believe that 2008 will be a year in which fundamental investing will be rewarded. During turbulent economic times, the performance of fundamentally well-positioned and well-managed companies can diverge greatly from that of poorly positioned and poorly managed companies.

This past year saw a reversal of a six-year cycle that favored value investing over growth investing. Last year was the first year since 1999 that growth stocks outpaced value stocks, with the Russell 1000 Growth Index gaining 11.8% versus the Russell 1000 Value Index falling –0.2%. This sentiment favors companies that have greater growth prospects for the future and sectors such as information technology and health care, the fund’s two most significant exposures. We remain cautious about the financials sector. The recent tumult has clearly made banks and brokerages cheaper (or at least lower-priced), but a lack of transparency in these companies’ financial statements has kept us on the sidelines.

We thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust, and we look forward to reporting to you six months hence.

Theo A. Kolokotrones	Howard B. Schow
Portfolio Manager	Portfolio Manager

David H. Van Slooten
Portfolio Manager

Joel P. Fried	Alfred W. Mordecai
Portfolio Manager	Portfolio Manager

PRIMECAP Management Company
April 15, 2008

7

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	124	543	4,811
Median Market Cap	$15.0B	$7.3B	$33.8B
Price/Earnings Ratio	23.5x	19.3x	16.9x
Price/Book Ratio	2.8x	3.5x	2.4x
Yield[3]		0.9%	2.0%
Investor Shares	0.2%
Admiral Shares	0.3%
Return on Equity	14.4%	19.7%	19.5%
Earnings Growth Rate	24.7%	25.7%	20.0%
Foreign Holdings	13.4%	0.0%	0.0%
Turnover Rate	16%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.44%[4]
Admiral Shares	0.35%[4]
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.0%	15.9%	9.4%
Consumer Staples	0.1	4.7	9.6
Energy	7.0	13.1	12.7
Financials	0.7	8.0	17.7
Health Care	22.4	12.3	11.7
Industrials	7.8	16.4	12.2
Information Technology	42.7	18.8	15.6
Materials	5.5	5.2	4.1
Telecommunication Services	0.6	2.1	3.1
Utilities	0.2	3.5	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.83	0.77
Beta	0.96	1.18

8

Ten Largest Holdings[6] (% of total net assets)

Research In Motion Ltd.	communications equipment	6.5%
Monsanto Co.	fertilizers and agricultural chemicals	5.2
Corning, Inc.	communications equipment	3.2
Biogen Idec Inc.	biotechnology	3.2
FedEx Corp.	air freight and logistics	3.0
Eli Lilly & Co.	pharmaceuticals	2.9
ASML Holding NV (New York Shares)	semiconductor equipment	2.6
NVIDIA Corp.	semiconductors	2.6
Applera Corp.– Applied Biosystems Group	group life sciences tools and services	2.6
Murphy Oil Corp.	integrated oil and gas	2.4
Top Ten		34.2%

Investment Focus

1 Russell Midcap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 23–24.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 23–24.

6 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1997–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	8/14/1995	2.15%	19.11%	15.29%
Admiral Shares[2]	11/12/2001	2.22	19.22	10.13[3]

1 Six months ended March 31, 2008.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or, for Investor Shares only, the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 15–16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)
Consumer Discretionary (12.5%)
*	DIRECTV Group, Inc.	8,222,335	203,832
	TJX Cos., Inc.	5,317,400	175,846
	Whirlpool Corp.	1,225,000	106,305
*	Bed Bath & Beyond, Inc.	3,278,400	96,713
*^	CarMax, Inc.	4,194,600	81,459
1	Men’s Wearhouse, Inc.	2,800,000	65,156
*[1]	The Dress Barn, Inc.	4,970,000	64,312
	Nordstrom, Inc.	1,923,000	62,690
*	Quiksilver, Inc.	5,856,500	57,452
	Best Buy Co., Inc.	952,500	39,491
	Lowe’s Cos., Inc.	1,411,400	32,378
*^	99 Cents Only Stores	2,200,000	21,758
*	O’Reilly Automotive, Inc.	634,000	18,082
	Gentex Corp.	1,000,000	17,150
*	Chico’s FAS, Inc.	2,075,000	14,753
	Abercrombie & Fitch Co.	200,000	14,628
*	Amazon.com, Inc.	133,600	9,526
1	Strattec Security Corp.	220,000	9,313
*	Expedia, Inc.	300,000	6,567
			1,097,411
Consumer Staples (0.1%)
*	Cott Corp.	1,840,000	6,458

Energy (6.7%)
	Murphy Oil Corp.	2,600,000	213,564
	Arch Coal, Inc.	2,515,000	109,402
	Noble Energy, Inc.	1,200,000	87,360
*	Plains Exploration & Production Co.	1,200,400	63,789
*	National Oilwell Varco Inc.	805,000	46,996
	ConocoPhillips Co.	550,000	41,916
*	Exterran Holdings, Inc.	326,750	21,088
*	Pride International, Inc.	244,000	8,528
			592,643
Financials (0.6%)
	The Chubb Corp.	390,000	19,297
	Capital One Financial Corp.	355,000	17,473
	TCF Financial Corp.	330,000	5,914

11

			Market
			Value•
		Shares	($000)
^	IndyMac Bancorp, Inc.	985,000	4,886
	East West Bancorp, Inc.	230,000	4,082
	MBIA, Inc.	247,500	3,024
*	SLM Corp.	50,000	767
*	MF Global Ltd.	74,000	733
	Nymex Holdings Inc.	300	27
			56,203
Health Care (21.6%)
*	Biogen Idec Inc.	4,500,000	277,605
	Eli Lilly & Co.	5,000,700	257,986
	Applera Corp.–Applied Biosystems Group	6,973,400	229,146
	Medtronic, Inc.	4,215,400	203,899
	Novartis AG ADR	3,665,000	187,758
*	BioMarin Pharmaceutical Inc.	4,670,500	165,196
	Roche Holdings AG	725,000	136,641
*	Amgen, Inc.	2,345,000	97,974
*	Boston Scientific Corp.	7,287,700	93,793
*	Genentech, Inc.	1,132,500	91,936
*	Millipore Corp.	1,011,500	68,185
*	Affymetrix, Inc.	3,105,500	54,067
*	Edwards Lifesciences Corp.	300,000	13,365
*	Sepracor Inc.	550,000	10,736
*^	Dendreon Corp.	1,525,000	7,350
*	Pharmacyclics, Inc.	740,500	555
*	Waters Corp.	7,000	390
*	Illumina, Inc.	5,000	380
			1,896,962
Industrials (7.5%)
	FedEx Corp.	2,810,900	260,486
*[1]	Thomas & Betts Corp.	3,311,000	120,421
	Pall Corp.	2,066,500	72,472
*	McDermott International, Inc.	1,208,600	66,255
*	AMR Corp.	6,856,900	61,849
*^	JetBlue Airways Corp.	3,241,050	18,798
	Union Pacific Corp.	125,000	15,672
	Avery Dennison Corp.	315,000	15,514

12

			Market
			Value•
		Shares	($000)
	Chicago Bridge & Iron Co. N.V.	225,000	8,829
	Southwest Airlines Co.	629,800	7,810
	Fluor Corp.	19,100	2,696
*	Monster Worldwide Inc.	77,250	1,870
	UAL Corp.	70,450	1,517
*	US Airways Group Inc.	119,700	1,066
			655,255
InformationTechnology (41.2%)
	Communications Equipment (11.7%)
*	Research In Motion Ltd.	5,093,870	571,685
	Corning, Inc.	11,770,000	282,951
	Motorola, Inc.	4,800,000	44,640
*	Avocent Corp.	1,984,500	33,538
*	Comverse Technology, Inc.	2,060,000	31,940
	Plantronics, Inc.	1,150,000	22,206
*	Ciena Corp.	607,142	18,718
*	Nortel Networks Corp.	2,323,500	15,544
	QUALCOMM Inc.	200,000	8,200

	Computers & Peripherals (3.6%)
*	Brocade Communications Systems, Inc.	13,126,000	95,820
*[1]	Emulex Corp.	4,569,400	74,207
	Hewlett-Packard Co.	1,200,000	54,792
*[1]^	Avid Technology, Inc.	2,037,500	49,593
*	SanDisk Corp.	916,462	20,685
*	EMC Corp.	1,375,000	19,717

	Electronic Equipment & Instruments (1.1%)
*	Trimble Navigation Ltd.	2,900,000	82,911
*	Flextronics International Ltd.	830,000	7,794
	Jabil Circuit, Inc.	174,600	1,652

	Internet Software & Services (3.7%)
*	Google Inc.	258,850	114,016
*	eBay Inc.	3,600,000	107,424
*	VeriSign, Inc.	2,030,000	67,477
*	Yahoo! Inc.	677,868	19,611
*	Akamai Technologies, Inc.	502,900	14,162

	IT Services (0.6%)
*	NeuStar, Inc. Class A	2,131,000	56,429
	Satyam Computer Services Ltd. ADR	15,000	339

	Semiconductors & Semiconductor Equipment (13.4%)
*	ASML Holding NV (New York Shares)	9,346,133	231,878
*	NVIDIA Corp.	11,678,350	231,115
*	Rambus Inc.	5,205,000	121,329
	Altera Corp.	6,150,000	113,344
*^	Cree, Inc.	4,003,900	111,949

13

			Market
			Value•
		Shares	($000)
*[1]	FormFactor Inc.	5,240,500	100,094
	Intersil Corp.	3,761,000	96,545
*	Micron Technology, Inc.	10,350,000	61,789
	Texas Instruments, Inc.	1,900,000	53,713
*	Cymer, Inc.	730,000	19,009
*	Entegris Inc.	2,019,231	14,518
	Xilinx, Inc.	425,000	10,094
*	FEI Co.	286,167	6,247
	Intel Corp.	235,000	4,977

	Software (7.1%)
*	Symantec Corp.	11,530,500	191,637
	Microsoft Corp.	3,850,000	109,263
*	NAVTEQ Corp.	1,101,000	74,868
*	Citrix Systems, Inc.	1,750,000	51,328
*	Adobe Systems, Inc.	1,413,000	50,289
*	Autodesk, Inc.	1,500,000	47,220
*	THQ Inc.	1,840,000	40,112
*[1]	The Descartes Systems Group Inc.	4,645,000	16,350
*	Macrovision Corp.	1,155,000	15,593
*	Intuit, Inc.	470,000	12,695
*	McAfee Inc.	182,000	6,022
*	Nuance Communications, Inc. 320,000		5,571
			3,613,600
Materials (5.3%)
	Monsanto Co.	4,091,786	456,234
	Minerals Technologies, Inc.	184,800	11,605
			467,839
Telecommunication Services (0.6%)
	Sprint Nextel Corp.	7,261,700	48,581

Utilities (0.2%)
*	AES Corp.	1,122,000	18,704
Total Common Stocks
(Cost $6,184,985)			8,453,656
Temporary Cash Investments (4.4%)
2	Vanguard Market Liquidity
	Fund, 2.800% 313,788,867		313,789
2	Vanguard Market Liquidity
	Fund, 2.800%—Note G	70,282,900	70,283
Total Temporary Cash Investments
(Cost $384,072)			384,072
Total Investments (100.7%)
(Cost $6,569,057)			8,837,728
Other Assets and Liabilities—
Net (–0.7%)			(59,269)
Net Assets (100%)			8,778,459

14

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	8,837,728
Receivables for Investment Securities Sold	22,888
Receivables for Capital Shares Issued	8,047
Other Assets—Note C	8,415
Total Assets	8,877,078
Liabilities
Security Lending Collateral Payable to Brokers—Note G	70,283
Payables for Investment Securities Purchased	2,885
Payables for Capital Shares Redeemed	3,926
Other Liabilities	21,525
Total Liabilities	98,619
Net Assets	8,778,459

At March 31, 2008, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	6,181,109
Overdistributed Net Investment Income	(628)
Accumulated Net Realized Gains	329,240
Unrealized Appreciation
Investment Securities	2,268,671
Foreign Currencies	67
Net Assets	8,778,459

Investor Shares—Net Assets
Applicable to 132,207,747 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,470,074
Net Asset Value Per Share—
Investor Shares	$33.81

Admiral Shares—Net Assets
Applicable to 55,141,855 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,308,385
Net Asset Value Per Share—
Admiral Shares	$78.13

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

15

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	58,085
Interest[2]	9,659
Security Lending	1,900
Total Income	69,644
Expenses
Investment Advisory Fees—Note B	12,278
The Vanguard Group—Note C
Management and Administrative
Investor Shares	3,872
Admiral Shares	1,729
Marketing and Distribution
Investor Shares	400
Admiral Shares	360
Custodian Fees	75
Shareholders’ Reports
Investor Shares	20
Admiral Shares	10
Trustees’ Fees and Expenses	5
Total Expenses	18,749
Expenses Paid Indirectly—Note D	(115)
Net Expenses	18,634
Net Investment Income	51,010
Realized Net Gain (Loss)
Investment Securities Sold[2]	367,785
Foreign Currencies	(23)
Realized Net Gain (Loss)	367,762
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,733,091)
Foreign Currencies	56
Change in Unrealized Appreciation (Depreciation)	(1,733,035)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,314,263)

1 Dividends are net of foreign withholding taxes of $1,297,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $453,000, $9,659,000, and $22,628,000, respectively.

16

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,010	20,796
Realized Net Gain (Loss)	367,762	895,690
Change in Unrealized Appreciation (Depreciation)	(1,733,035)	1,136,597
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,314,263)	2,053,083
Distributions
Net Investment Income
Investor Shares	(26,947)	(9,611)
Admiral Shares	(29,293)	(10,882)
Realized Capital Gain[1]
Investor Shares	(425,469)	(254,953)
Admiral Shares	(403,702)	(196,140)
Total Distributions	(885,411)	(471,586)
Capital Share Transactions—Note H
Investor Shares	189,102	(500,766)
Admiral Shares	613,968	293,890
Net Increase (Decrease) from Capital Share Transactions	803,070	(206,876)
Total Increase (Decrease)	(1,396,604)	1,374,621
Net Assets
Beginning of Period	10,175,063	8,800,442
End of Period[2]	8,778,459	10,175,063

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $23,367,000 and $7,045,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($628,000) and $4,625,000.

17

Financial Highlights

Investor Shares
	Six Months				Nov. 1,
	Ended	Year Ended			2003, to	Year Ended
For a Share Outstanding	March 31,	September 30,			Sept. 30,	October 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003	2002
Net Asset Value,
Beginning of Period	$42.70	$36.11	$31.92	$27.24	$24.28	$16.54	$20.73
Investment Operations
Net Investment Income	.203[2]	.070	.053	.090[3]	.017	.009	.01
Net Realized and Unrealized
Gain (Loss) on Investments[4]	(5.433)	8.447	4.421	4.731	2.956	7.744	(4.13)
Total from
Investment Operations	(5.230)	8.517	4.474	4.821	2.973	7.753	(4.12)
Distributions
Dividends from
Net Investment Income	(.218)	(.070)	(.055)	(.070)	(.013)	(.013)	(.07)
Distributions from
Realized Capital Gains	(3.442)	(1.857)	(.229)	(.071)	—	—	—
Total Distributions	(3.660)	(1.927)	(.284)	(.141)	(.013)	(.013)	(.07)
Net Asset Value,
End of Period	$33.81	$42.70	$36.11	$31.92	$27.24	$24.28	$16.54

Total Return[5]	–12.78%	24.35%	14.10%	17.72%	12.25%	46.91%	–19.97%

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)	$4,470	$5,415	$5,051	$5,231	$6,199	$5,120	$3,181
Ratio of Total Expenses to
Average Net Assets	0.44%*	0.45%	0.49%	0.51%	0.52%*	0.59%	0.58%
Ratio of Net Investment
Income to Average
Net Assets	0.71%[2]*	0.18%	0.15%	0.33%[3]	0.06%*	0.04%	0.07%
Portfolio Turnover Rate	16%*	14%	11%	12%	10%	14%	14%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.32%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3 Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.01, $.01, and $.03.

5 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

18

Admiral Shares
	Six Months				Nov. 1,	Year	Nov. 12,
	Ended				2003, to	Ended	2001[2] to
For a Share Outstanding	March 31,	Year Ended September 30,			Sept. 30,	Oct. 31,	Oct. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003	2002
Net Asset Value,
Beginning of Period	$98.71	$83.49	$73.77	$62.96	$56.11	$38.22	$50.00
Investment Operations
Net Investment Income	.508[3]	.240	.198	.291[4]	.096	.062	.07
Net Realized and Unrealized
Gain (Loss) on Investments[5]	(12.559)	19.508	10.229	10.911	6.828	17.894	(11.68)
Total from
Investment Operations	(12.051)	19.748	10.427	11.202	6.924	17.956	(11.61)
Distributions
Dividends from
Net Investment Income	(.577)	(.238)	(.178)	(.228)	(.074)	(.066)	(.17)
Distributions from
Realized Capital Gains	(7.952)	(4.290)	(.529)	(.164)	—	—	—
Total Distributions	(8.529)	(4.528)	(.707)	(.392)	(.074)	(.066)	(.17)
Net Asset Value,
End of Period	$78.13	$98.71	$83.49	$73.77	$62.96	$56.11	$38.22

Total Return[6]	–12.74%	24.43%	14.23%	17.82%	12.36%	47.05%	–23.32%

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)	$4,308	$4,760	$3,750	$3,004	$1,337	$840	$395
Ratio of Total Expenses to
Average Net Assets	0.35%*	0.37%	0.40%	0.42%	0.41%*	0.49%	0.50%*
Ratio of Net Investment
Income to Average
Net Assets	0.80%[3]*	0.26%	0.24%	0.38%[4]	0.17%*	0.14%	0.17%*
Portfolio Turnover Rate	16%*	14%	11%	12%	10%	14%	14%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Inception.

3 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.32%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

4 Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

5 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.03, $.03, and $.07.

6 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2008, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $765,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $65,000 and custodian fees by $50,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2008, the fund realized net foreign currency losses of $23,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2008, the cost of investment securities for tax purposes was $6,569,057,000. Net unrealized appreciation of investment securities for tax purposes was $2,268,671,000, consisting of unrealized gains of $3,275,237,000 on securities that had risen in value since their purchase and $1,006,566,000 in unrealized losses on securities that had fallen in value since their purchase.

21

F. During the six months ended March 31, 2008, the fund purchased $867,754,000 of investment securities and sold $725,680,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2008, was $67,967,000, for which the fund received cash collateral of $70,283,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2008		September 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	319,555	8,245	353,165	9,164
Issued in Lieu of Cash Distributions	425,518	11,807	249,615	6,678
Redeemed[1]	(555,971)	(14,667)	(1,103,546)	(28,870)
Net Increase (Decrease)—Investor Shares	189,102	5,385	(500,766)	(13,028)
Admiral Shares
Issued	508,362	5,595	623,496	6,994
Issued in Lieu of Cash Distributions	392,708	4,717	189,279	2,192
Redeemed[1]	(287,102)	(3,393)	(518,885)	(5,875)
Net Increase (Decrease)—Admiral Shares	613,968	6,919	293,890	3,311

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the six months ended March 31, 2008, in securities of these companies were as follows:

		Current-Period Transactions
	Sept. 30, 2007		Proceeds from		Mar. 31, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Avid Technology, Inc.	55,176	—	—	—	49,593
Emulex Corp.	87,595	—	—	—	74,207
FormFactor Inc.	144,225	57,911	—	—	100,094
Men’s Wearhouse, Inc.	n/a2	7,879	6,674	338	65,156
Minerals Technologies, Inc.	82,179	—	66,765	49	n/a3
Rambus Inc.	99,468	—	—	—	n/a3
Strattec Security Corp.	10,221	—	—	66	9,313
The Descartes Systems Group Inc.	21,924	—	—	—	16,350
The Dress Barn, Inc.	83,655	820	—	—	64,312
Thomas & Betts Corp.	194,163	—	6	—	120,421
	778,606			453	499,446

1 Net of redemption fees of $431,000 and $430,000 (fund totals).

2 At September 30, 2007, the issuer was not an affiliated company of the fund.

3 At March 31, 2008, the security was still held, but the issuer was no longer an affiliated company of the fund.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$872.21	$2.06
Admiral Shares	1,000.00	872.59	1.64
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.80	$2.23
Admiral Shares	1,000.00	1,023.25	1.77

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Capital Opportunity Fund since 1998.

Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

26

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052008

Vanguard® Global Equity Fund Semiannual Report

March 31, 2008

>	Vanguard Global Equity Fund returned –14.2% during the first half of its fiscal year, underperforming its benchmark index and the average return of competing funds.

>	The fund faced a global financial marketplace buffeted by concerns about the subprime mortgage crisis and a slowing U.S. economy.

>	The fund’s investments in the financials and consumer discretionary sectors were particularly affected by the worldwide stock market downturn.

See page 33 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	14
Financial Statements	15
About Your Fund’s Expenses	42
Trustees Approve Advisory Agreements	46
Glossary	48

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Global Equity Fund	VHGEX	–14.2%
MSCI All Country World Index		–10.7
Average Global Fund[1]		–11.1

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$26.51	$21.08	$0.430	$1.400

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

When it comes to financial distress, especially in this era of intense global interconnectedness, there are essentially no borders. That explains much of the Global Equity Fund’s return for the fiscal half-year ended March 31, a period during which the heightened sense of uncertainty created by the U.S. subprime mortgage-market crisis cascaded around the world.

The Global Equity Fund returned –14.2%, a sharp reversal from its results for the previous five full fiscal years. The fund lagged both the –10.7% return of its benchmark index and the –11.1% average return for peer funds over the six months.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the half-year as investor sentiment turned bearish amid fears of a U.S. recession, the weakening of the U.S. dollar, and the tightening of global credit markets in reaction to the subprime crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the six months; nonetheless, each stock group posted a negative return.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. In the United States, investors flocked to higher-quality government and corporate bonds, driving Treasury bond prices higher.

Unlike the stock market, the broad U.S. taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7%, as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities and helped drive municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Stock picks came up short as the fund faced headwinds

The credit-market distress in the United States spilled over to many parts of the world during the fiscal half-year, discouraging lending and investing activity by financial institutions and boosting stock market uncertainty well beyond typical levels. Adding to the general pessimism

Market Barometer
			Total Returns
	Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	–9.6%	2.6%	24.0%
Russell 1000 Index (Large-caps)	–12.4	–5.4	11.9
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1 Annualized.

were concerns over the likelihood of a slowdown in the U.S. economy, a linchpin of the global economy.

As the investment environment deteriorated, the Global Equity Fund’s lengthy run of double-digit, and benchmark-beating, gains came to a halt. With its –14.2% return for the six months ended March 31, the fund fell behind its comparative yardsticks.

The primary driver of the fund’s performance was its disappointing stock selection. Global Equity’s U.S. investments (about 38% of assets) returned –19%, compared with the broad U.S. stock market’s return of about –12%. In European developed markets, the fund’s investments (about 29% of assets, on average) returned –13%, compared with a –9% return for these markets within the benchmark index.

The fund overweighted its position in developed Asian and Pacific markets, but the stocks it held in these areas returned –16% compared with –14% for the markets in the index. Global Equity’s investments in developing nations, which made up about 11% of assets compared with the 13% level of recent years, played a small role in the fund’s overall return.

Across markets, the fund’s holdings in the financials, consumer discretionary, industrials, and energy sectors declined the most. Hardest-hit were financials and consumer discretionary stocks. Within the financials group, the major

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
	Fund	Global Fund
Global Equity Fund	0.54%	1.49%

1 Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

detractors to return were France’s Société Générale, the commercial bank that sustained large losses from derivatives trading, and ING Groep, the Dutch global financial services company.

Diversity and balance can reduce investing’s inevitable risks

As the Global Equity Fund’s longer-term record suggests, exposure to world stock markets together with the U.S. market can be rewarding. But, as the past six months have reminded us, risk comes along for the ride.

That is why we at Vanguard continually urge investors to maintain a portfolio that is balanced among stocks, bonds, and cash reserves in a diversified mix based on their unique personal goals, time horizon, and tolerance for risk. With its worldwide exposure, the Global Equity Fund can be a useful building block in such a diversified portfolio.

Baillie Gifford of Scotland joins the fund’s multi-advisor team

A critical aspect of Global Equity’s approach to investing has been the deep skill of its advisors, Acadian Asset Management LLC, AllianceBernstein L.P., and Marathon Asset Management LLP. I’m pleased to announce that, on April 11, after the close of the fiscal half-year, we added Baillie Gifford Overseas Ltd. of Edinburgh, Scotland, as a fourth advisor to the fund. The addition of Baillie Gifford will complement the fund’s investment approach without changing its essential character.

We believe that the multi-manager approach employed by Global Equity, as well as other Vanguard funds, can benefit shareholders greatly through the diversity of thought that it brings to portfolio management in an ever-surprising, and ever more globalized, investment arena.

F. William McNabb named president of the fund

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 14, 2008

Advisors’ Report

During the six months ended March 31, 2008, the Global Equity Fund returned –14.2%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared discussions of the investment opportunities in their markets and of how their portfolio positioning reflects their assessments. These comments were prepared on April 17, 2008.

Acadian Asset Management LLC

Portfolio Managers:

John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer

Ronald Frashure, CFA, President and Chief Executive Officer

Brian Wolahan, CFA, Senior Vice President and Director of Alternative Strategies

Global equity markets experienced steep losses during the six months ended March 31, 2008, as market volatility climbed steadily after falling sharply from August 2007 highs. Markets swung from extreme to extreme as investors were whipsawed by alternating hopes and fears on several issues: trouble in the U.S. housing market, uncertainty about

Vanguard Global Equity Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management LLC	45	3,118	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of the more than 25,000
			securities in the global universe.
AllianceBernstein L.P.	28	1,885	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Marathon Asset Management LLP	21	1,447	A long-term and contrarian investment philosophy and
			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Cash Investments[1]	6	402	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

worldwide interest rates, the ongoing tightening of global credit, the possibility of a U.S. and world recession, and spiking energy and food prices.

As a result, investors have been focusing less on stock fundamentals and more on risk-avoidance; they’ve been following momentum and earnings trends more closely, sticking with perceived winners, and taking fewer risks on beat-up or otherwise undervalued stocks.

Our portfolio was focused on attractively valued stocks that appeared likely to rise in price, given their earnings data, price characteristics, and quality. Key overweighted markets, based on bottom-up stock selection, included Germany, the Netherlands, Sweden, and the United States. We also overweighted the emerging markets of Russia, Turkey, and Mexico. The United Kingdom, Switzerland, Canada, and Japan were underweighted. We overweighted materials, energy, and services.

Stock selection in the United States was the most significant detractor from relative return for the portfolio. Particularly detrimental were holdings in the services sector, affected by the environment of slowing consumer spending and rising initial claims for unemployment benefits. U.S. technology stocks also hurt the portfolio’s results. Companies within the group reported weaker-than-expected sales as businesses began to scale back their investments in equipment.

Stock selection within the telecommunications sector was a brighter spot, particularly in the emerging markets. Many wireless providers in developing nations posted sizable profit gains during the six-month period thanks to increases in subscribers and usage. Companies in the materials sector also realized notable gains, bolstered by record-high gold prices and continued demand for metals in China.

Overall, our view is that global equity markets will continue to demonstrate high volatility as investors’ confidence is tested by ongoing tightness in global credit markets, elevated commodity prices, and the growing likelihood of a recession in the United States. Many credit-linked assets still cannot be valued accurately, and market uncertainty will continue until the true extent of losses and write-offs is known. The ultimate impact on corporate profits remains to be seen, as does the extent to which problems in the U.S. housing market will work their way through to the broader economy and consumer spending.

However, as we move through the middle of the crisis and into the endgame, we will likely see markets respond positively. In the past, stocks have generally risen during recessions once investors had a clearer view of the likely duration and severity of the downturn. Clarity is lacking at the moment, making it difficult to pinpoint when we might see a market shift. However, we believe that such a shift will happen within the next six to twelve months. Compared with the U.S. economy, other countries’ economies appear to be weathering the storm somewhat better. We expect that non-U.S. growth will slow from the pace of recent years, but outright recession looks unlikely outside of the United States.

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Executive Vice President and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets

Fears that the spreading financial crisis could undermine the global economy prompted a wholesale flight from risky assets over the past few months. Despite actions by central banks and governments to restore confidence, investor sentiment remained fragile.

While the basics of the current crisis are familiar—a run-up in asset prices and debt accumulation fueled by cheap credit—two new elements characterize today’s turbulence: securitization and mark-to-market accounting. Although securitization has helped distribute risk, as intended, it has also allowed what started as a local problem in the U.S. mortgage market to quickly become a global credit crisis. Mark-to-market accounting has improved transparency but has also fed a vicious downward spiral in asset prices.

Although crises inflict severe pain as they are unfolding, experience shows that they eventually pass. More importantly, we believe that lack of discrimination in the recent sell-off is creating significant pricing distortions that can be exploited by equity investors prepared to take a long-term view.

Assessing the impact of the credit crisis on our financials holdings has naturally been a top research priority. We constantly monitor our positions and have spent considerable time stress-testing the ability of our holdings’ balance sheets to withstand credit losses. While we anticipate further potential losses, we remain comfortable that our exposure to the sector reflects a proper balance between return potential and risks. Indeed, we’ve been adding to holdings where our research has detected compelling value opportunities. Some of the most attractive opportunities we see include the U.S.-based insurer AIG and the U.K.-based mortgage lender HBOS.

We also see opportunities in certain oil companies; despite the run-up in oil prices, energy stocks have not risen by the same magnitude. We expect oil prices to fall from their recent peaks as weaker demand helps rebuild inventories, but constraints all along the supply chain should keep prices relatively high for the next several years. Thus, we have been increasing exposure to firms that will benefit from this environment, including Royal Dutch Shell, which is also benefiting from high refining margins; Petro-Canada, which has exposure to a potentially very attractive oil-sands project; and Norway’s StatoilHydro. We are also trimming some holdings, such as Petrobras, as they reach our estimate of fair value.

Stock selection in financials and the portfolio’s above-market exposure to the sector were the primary detractors from performance over the period. While aware of near-term risks, we continue to believe that our financials holdings will generate significant outperformance over time. Partially offsetting these detractors were gains in several energy holdings, including Petrobras and EnCana; in certain commodities stocks, such as Xstrata; and in the Brazilian steelmakers Usiminas and Gerdau, which benefited from continued robust demand.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

Over the last six months, global market volatility provided us with a number of compelling purchase opportunities. To take advantage of such opportunities we implemented a small asset-allocation move, ultimately increasing our U.S. weighting at the expense of the exposure to Japan.

Over the period, the main detractor from our performance was stock selection in North America, particularly the United States. Holdings that hurt us included Cablevision, which fell after a bid to take the company private failed, as well as stocks in the beleaguered financials group and among the oil-price-pressured airlines.

We have managed the global portfolio over the last nine months on the premise that financial problems would be constrained and that economic growth would slow but would not succumb to recession. In consequence, we maintained a fully invested equity position and made selective purchases in stress-affected sectors, such as banking and real estate. This optimistic thesis has been severely tested by the market in recent months because, contrary to expectations, the financial environment worsened at year-end instead of bottoming out. Regulators are turning financial companies’ stocks into fire-sale items by requiring mark-to-market pricing that reflects what seem to be extraordinary levels of potential defaults on loans. As we all know from the financial press, wholesale finance markets have been gridlocked.

At the risk of appearing Panglossian, we would point out that the financial sector’s problems are finite, the monetary authorities have adopted a very flexible policy effectively throwing money at the problem, and, despite high loan spreads, there is little sign of contagion either geographically or outside the mortgage sectors. Finally, outside the financials sector, companies continue to buy back their shares in the belief they are undervalued.

The strategy of buying into sectors characterized by high levels of uncertainty and stress seems reasonable. The valuation elastic in the marketplace between the haves and have-nots continues to stretch, and such periods are always eventually followed by price action that favors the dogged contrarian buyer. In our opinion, investors who can afford to take a longer-term view have a significant competitive advantage in the current environment over those who are preoccupied with short-term performance.

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	694	2,233
Turnover Rate	74%[2]	—
Expense Ratio	0.54%[2]	—
Short-Term Reserves	1.0%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	12.6%	9.1%
Consumer Staples	6.1	8.5
Energy	13.1	11.9
Financials	22.7	21.8
Health Care	5.5	8.0
Industrials	12.3	11.5
Information Technology	7.5	10.5
Materials	12.1	8.7
Telecommunication Services	5.3	5.4
Utilities	2.8	4.6

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.97
Beta	1.14

Ten Largest Holdings[4] (% of total net assets)

Royal Dutch Shell PLC	integrated oil and gas	2.3%
ING Groep NV	diversified financial services	2.0
ExxonMobil Corp.	integrated oil and gas	1.9
Nintendo Co.	home entertainment software	1.7
LUKOIL Sponsored ADR	integrated oil and gas	1.7
France Telecom SA	integrated telecommunication services	1.5
Marathon Oil Corp.	integrated oil and gas	1.5
E.On AG	electric utilities	1.5
Deutsche Boerse AG	specialized finance	1.2
Pfizer Inc.	pharmaceuticals	1.1
Top Ten		16.4%

Allocation by Region (% of portfolio)

1 MSCI All Country World Index.

2 Annualized.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 37.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Europe
United Kingdom	8.7%	9.3%
Germany	6.7	4.0
France	5.6	4.7
Netherlands	3.2	1.2
Italy	2.3	1.7
Belgium	1.4	0.6
Spain	1.1	1.9
Sweden	1.1	1.1
Switzerland	1.0	3.1
Other European Markets	2.5	2.8
Subtotal	33.6%	30.4%
Pacific
Japan	9.9%	8.7%
Australia	2.8	2.8
Hong Kong	1.8	1.0
Other Pacific Markets	0.5	0.5
Subtotal	15.0%	13.0%
Emerging Markets
Russia	1.9%	1.1%
South Korea	1.8	1.6
Taiwan	1.2	1.3
Other Emerging Markets	5.8	7.3
Subtotal	10.7%	11.3%
North America
United States	37.6%	41.5%
Canada	3.1	3.8
Subtotal	40.7%	45.3%

1 Country percentages exclude currency contracts held by the fund.

2 MSCI All Country World Index.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1997–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

	Inception Date	One Year	Five Years	Ten Years
Global Equity Fund[2]	8/14/1995	–4.38%	20.00%	10.23%

1 Six months ended March 31, 2008.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 26 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.4%)[1]
Australia (2.4%)
	BHP Billiton Ltd.	2,022,298	66,455
	Qantas Airways Ltd.	4,552,110	16,398
^	Leighton Holdings Ltd.	404,268	15,908
^	Incitec Pivot Ltd.	112,076	14,491
	Australian Stock Exchange Ltd.	281,935	9,708
	BlueScope Steel Ltd.	849,421	7,704
	Zinifex Ltd.	689,100	6,291
	Macquarie Infrastructure Group	1,974,474	5,040
	Santos Ltd.	333,463	4,435
	Sims Group Ltd.	114,907	3,127
	Australia & New Zealand Bank Group Ltd.	146,324	3,036
	OneSteel Ltd.	438,732	2,569
	Harvey Norman Holdings Ltd.	566,435	2,034
	Amcor Ltd.	203,799	1,334
	Orica Ltd.	39,129	1,045
	Alumina Ltd.	195,108	999
	Caltex Australia Ltd.	69,841	834
	Iluka Resources Ltd.	76,078	327
			161,735
Austria (0.3%)
	Erste Bank der Oesterreichischen Sparkassen AG	161,559	10,479
	Voestalpine AG	132,300	9,200
*	Oesterreichische Post AG	20,216	880
*	BETandWIN.com Interactive Entertainment AG	8,970	295
			20,854
Belgium (1.4%)
	Dexia	1,470,472	41,953
	Fortis	918,432	23,078
	KBC Bank & Verzekerings Holding	142,978	18,544

			Market
			Value•
		Shares	($000)
	Delhaize Group	110,393	8,706
	InBev	16,453	1,444
			93,725
Brazil (0.7%)
	Usiminas-Usinas Siderugicas de Minas Gerais SA Pfd.	247,950	13,881
	Gerdau SA ADR	451,350	13,798
	Uniao de Bancos Brasileiros SA GDR	79,500	9,273
	Banco do Brasil SA	413,400	5,447
	Itausa-Investimentos Itau SA	606,500	3,515
			45,914
Canada (3.0%)
	Rogers Communications, Inc. Class B	743,100	26,728
	Potash Corp. of Saskatchewan, Inc.	145,900	22,671
*	Bombardier Inc. Class B	4,182,000	22,286
	EnCana Corp.	220,900	16,829
	Imperial Oil Ltd.	280,100	14,681
	Canadian Imperial Bank of Commerce	224,049	14,428
	Sun Life Financial Services of Canada	298,844	13,972
	Teck Cominco Ltd. Class B	329,800	13,524
	Petro-Canada	221,900	9,668
^	Royal Bank of Canada	198,092	9,254
	Toronto-Dominion Bank	112,800	6,935
	Methanex Corp.	227,200	5,976
	BCE Inc.	142,465	4,823
^	Gerdau AmeriSteel Corp.	293,000	4,176
	ATCO, Ltd.	87,200	4,045
	ACE Aviation Holdings, Inc.	182,700	3,747
*	HudBay Minerals, Inc.	186,600	2,963
	Onex Corp.	83,300	2,431
*^	AbitibiBowater, Inc.	182,846	2,366
*	Nortel Networks Corp.	322,633	2,158

		Market
		Value•
	Shares	($000)
Nova Chemicals Corp.	50,400	1,213
* CGI Group Inc.	95,200	1,011
* Fraser Papers Inc.	337,960	881
^Manitoba Telecom Services Inc.	21,900	836
* Catalyst Paper Corp.	660,000	604
Biovail Corp.	44,800	482
^ING Canada Inc.	8,377	298
Rothmans Inc.	5,600	143
* Catalyst Paper Corp. Rights Exp. 4/7/08	384,400	47
Bell Aliant Regional Communications Income Fund	630	18
		209,194
China (0.3%)
China Petroleum &
Chemical Corp.	11,332,000	9,803
Tsingtao Brewery Co., Ltd.	1,578,000	4,705
China Telecom Corp. Ltd.	5,688,000	3,589
		18,097
Denmark (0.3%)
* Vestas Wind Systems A/S	68,949	7,590
*^William Demant A/S	56,130	4,500
Coloplast A/S B Shares	31,360	2,869
*^GN Store Nord A/S	423,849	2,121
Novo Nordisk A/S B Shares	15,950	1,098
Danske Bank A/S	21,658	802
*^Topdanmark A/S	3,925	662
^Bang & Olufsen A/S B Shares	9,950	623
		20,265
Finland (0.6%)
^Stora Enso Oyj R Shares	1,173,300	13,568
Nokia Oyj	345,222	10,899
Metso Oyj	111,377	6,016
Sampo Oyj A Shares	211,404	5,731
^TietoEnator Oyj B Shares	66,680	1,646
^Wartsila Oyj B Shares	12,190	823
^Outotec Oyj	10,235	544
		39,227
France (5.0%)
France Telecom SA	3,068,198	103,078
Credit Agricole SA	974,899	30,142
Vivendi SA	750,049	29,339
Renault SA	233,900	25,891
Sanofi-Aventis	321,896	24,143
PSA Peugeot Citroen	303,518	23,556
BNP Paribas SA	182,248	18,377
Compagnie Generale des Etablissements Michelin SA	136,800	14,327
Total SA	154,682	11,460
Air France	383,704	10,795
* Arkema	135,800	7,612

			Market
			Value•
		Shares	($000)
	Lagardere S.C.A.	100,453	7,528
*	UbiSoft Entertainment SA	83,488	7,192
	Carrefour SA	68,864	5,314
	AXA	119,745	4,331
	Thales SA	59,582	3,856
	Neopost SA	31,254	3,503
	Legrand SA	95,720	3,004
	Alcatel-Lucent ADR	479,973	2,765
	SCOR SA	89,617	2,135
	Cie. de St. Gobain SA	16,331	1,335
*	Atos Origin SA	22,838	1,272
	Societe Generale Class A	9,354	915
*	SA des Ciments Vicat	9,770	838
	Thomson SA	94,700	660
	Societe BIC SA	9,361	577
*	Societe Generale NV–New	2,338	225
			344,170
Germany (6.2%)
	E.On AG	543,200	100,507
	Deutsche Boerse AG	505,005	81,390
	BASF AG	282,635	38,017
	Deutsche Lufthansa AG	1,274,321	34,510
	Allianz AG	163,200	32,271
	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	161,590	31,665
	Man AG	170,252	22,610
	Deutsche Bank AG	179,003	20,230
	ThyssenKrupp AG	311,677	17,893
*^	TUI AG	584,685	15,009
	Salzgitter AG	39,157	6,821
^	Daimler AG (Registered)	78,897	6,744
	Fresenius Medical Care AG	122,700	6,175
	Beiersdorf AG	49,025	4,121
	Bayerische Motoren Werke AG	46,041	2,538
	Deutsche Post AG	70,297	2,147
	Siemens AG	11,664	1,265
	Continental AG	7,773	791
	Bayer AG	9,061	726
	Fresenius Medical Care AG ADR	11,744	591
			426,021
Greece (0.0%)
*	Alapis Holding Industrial and Commercial SA	946,230	3,251

Hong Kong (1.8%)
	Jardine Matheson Holdings Ltd.	930,302	29,503
	Jardine Strategic Holdings Ltd.	1,266,400	21,387
	New World Development Co., Ltd.	7,815,960	19,226

			Market
			Value•
		Shares	($000)
	China Netcom Group Corp. Hong Kong Ltd.	3,037,500	8,773
	Henderson Land Development Co. Ltd.	1,028,000	7,407
	First Pacific Co. Ltd.	10,152,000	6,714
	Television Broadcasts Ltd.	1,123,000	6,045
	Wheelock and Co. Ltd.	1,603,000	4,516
	Hong Kong and Shanghai Hotels Ltd.	2,733,602	4,503
	Hong Kong Aircraft & Engineering Co., Ltd.	226,000	3,749
	Esprit Holdings Ltd.	243,346	2,953
	SmarTone Telecommunications Ltd.	2,730,790	2,876
	Next Media Ltd.	4,192,000	1,644
	Mandarin Oriental International Ltd.	766,690	1,460
	I-Cable Communications Ltd.	5,207,000	784
*	Midland Holdings Ltd.	774,000	776
	Silver Grant International Industries Ltd.	1,752,000	256
			122,572
India (0.1%)
	State Bank of India GDR	66,230	5,633

Indonesia (0.3%)
	PT Semen Gresik Tbk	11,586,500	6,348
*	PT Bank Indonesia Tbk	72,481,036	5,083
	PT Indofood Sukses Makmur Tbk	11,106,500	2,830
	PT Matahari Putra Prima Tbk	19,910,800	1,286
	PT International Nickel Indonesia Tbk	1,360,000	1,041
	PT Gudang Garam Tbk	1,149,900	959
*	PT Bank Pan Indonesia Tbk Warrants Exp. 7/10/09	13,353,807	435
	PT Citra Marga Nusaphala Persada Tbk	1,709,500	253
*	PT Mulia Industrindo Tbk	921,000	33
*	PT Matahari Putra Prima Tbk Warrants Exp.7/21/10	3,859,975	16
			18,284
Ireland (0.1%)
	Independent News & Media PLC	950,052	3,115
	Anglo Irish Bank Corp. PLC	56,596	761
	DCC PLC	31,060	734
	Paddy Power PLC	16,052	583
	Fyffes PLC	396,257	564
	CRH PLC	14,698	558
	Total Produce PLC	389,036	374
			6,689

			Market
			Value•
		Shares	($000)
Israel (0.3%)
	Bank Leumi Le-Israel	2,341,729	10,086
	Partner Communications Co. Ltd.	367,010	8,273
			18,359
Italy (2.1%)
	Enel SpA	3,737,889	39,695
	Fiat SpA	1,247,650	28,910
	Eni SpA	645,000	21,955
	Unicredito Italiano SpA	2,689,040	18,017
	Finmeccanica SpA	237,714	8,094
	Saipem SpA	181,036	7,339
^	Luxottica Group SpA ADR	179,800	4,524
	Fondiaria-Sai SpA	98,100	4,067
*	Prysmian SpA	149,057	3,184
^	Seat Pagine Gialle SpA	11,626,413	2,011
*	Banco Popolare SpA	95,595	1,585
	Luxottica Group SpA	56,503	1,422
	Fondiaria-Sai SpA RNC	18,000	488
*	Natuzzi SpA-Sponsored ADR	50,700	188
			141,479
Japan (9.1%)
	Nintendo Co.	220,100	115,157
	Sumitomo Mitsui Financial Group, Inc.	9,678	64,289
	Mitsui OSK Lines Ltd.	3,011,000	36,837
	Nippon Yusen Kabushiki Kaisha Co.	3,221,000	30,541
	Marubeni Corp.	3,377,000	24,848
	Nissan Motor Co., Ltd.	2,923,500	24,510
	JFE Holdings, Inc.	511,000	22,857
	Tokyo Electric Power Co.	846,400	22,768
	Sharp Corp.	1,059,000	18,177
	Mitsubishi Chemical Holdings Corp.	2,352,500	15,669
	Fujitsu Ltd.	2,345,000	15,509
	Kawasaki Kisen Kaisha Ltd.	1,471,000	14,439
	Aisin Seiki Co., Ltd.	368,000	13,879
	Nippon Steel Corp.	2,547,000	13,022
	Toshiba Corp.	1,807,000	12,144
	Orix Corp.	82,120	11,326
	Toyota Motor Corp.	215,300	10,879
	Itochu Corp.	965,000	9,651
	Hitachi Ltd.	1,503,000	8,974
	Nippon Mining Holdings Inc.	1,310,000	7,040
*	Sanyo Electric Co., Ltd.	2,505,000	5,334
	Daihatsu Motor Co., Ltd.	430,000	5,195
	Kao Corp.	144,000	4,097
	NEC Corp.	1,048,000	4,058
	East Japan Railway Co.	472	3,936
	Sojitz Holdings Corp.	1,159,200	3,880

		Market
		Value•
	Shares	($000)
Nippon Telegraph and
Telephone Corp.	826	3,578
West Japan Railway Co.	752	3,330
Mitsui Chemicals, Inc.	488,000	3,272
Tokyo Gas Co., Ltd.	748,000	3,049
Resona Holdings Inc.	1,781	2,988
Mitsubishi Corp.	93,900	2,873
Mitsubishi UFJ Financial Group	328,200	2,871
FamilyMart Co., Ltd.	78,800	2,858
Makita Corp.	85,200	2,689
Secom Co., Ltd.	51,200	2,519
Leopalace21 Corp.	136,500	2,213
Seiko Epson Corp.	82,100	2,212
Kirin Brewery Co., Ltd.	113,000	2,154
Matsushita Electric Works, Ltd.	207,000	2,149
Takeda Pharmaceutical Co. Ltd.	42,700	2,144
Pacific Metals Co., Ltd.	214,000	2,103
Sony Corp.	51,500	2,071
KDDI Corp.	336	2,067
Mitsumi Electric Co., Ltd.	64,300	2,049
Yamato Holdings Co., Ltd.	135,000	1,984
Seven and I Holdings Co., Ltd.	77,700	1,972
Nisshin Steel Co.	547,000	1,912
Nippon Meat Packers, Inc.	128,000	1,900
Fuji Photo Film Co., Ltd.	47,100	1,683
Namco Bandai Holdings Inc.	120,450	1,640
Bridgestone Corp.	94,000	1,622
Nippon Sanso Corp.	196,000	1,587
Fukuoka Financial Group, Inc.	295,000	1,547
Dai-Nippon Printing Co., Ltd.	95,000	1,519
NTT DoCoMo, Inc.	982	1,497
Marui Co., Ltd.	139,700	1,496
Alfresa Holdings Corp.	18,700	1,484
TDK Corp.	23,800	1,417
Shiseido Co., Ltd.	53,000	1,411
Sumitomo Electric Industries Ltd.	109,900	1,405
JS Group Corp.	91,100	1,380
Sekisui House Ltd.	147,000	1,373
Tanabe Seiyaku Co., Ltd.	116,000	1,360
Tokyo Electron Ltd.	21,300	1,305
Fuji Heavy Industries Ltd.	300,000	1,270
Toyo Seikan Kaisha Ltd.	65,300	1,250
Sompo Japan Insurance Inc.	140,000	1,248
Ajinomoto Co., Inc.	120,000	1,222
Kawasaki Heavy Industries Ltd.	527,000	1,184
Ricoh Co.	71,000	1,175
^Mizuho Trust &Banking Co., Ltd.	793,000	1,147
Astellas Pharma Inc.	28,100	1,104

			Market
			Value•
		Shares	($000)
	Nippon Oil Corp.	174,000	1,097
	Kinden Corp.	104,000	999
	NTT Data Corp.	220	969
	Bank of Yokohama Ltd.	137,000	937
	Yamatake Corp.	31,800	899
	Sumitomo Forestry Co.	128,000	890
	Onward Kashiyama Co., Ltd.	86,000	882
	Nippon Suisan Kaisha Ltd.	222,300	839
	Toppan Forms Co., Ltd.	80,200	818
	Rohm Co., Ltd.	12,300	769
	Ryosan Co., Ltd.	29,800	709
	Omron Corp.	33,700	698
	Shimizu Corp.	145,000	672
	Chiba Bank Ltd.	93,000	637
	Sumitomo Metal Mining Co.	32,000	604
	Tokyo Ohka Kogyo Co., Ltd.	25,800	570
	Sumitomo Trust & Banking Co., Ltd.	77,000	534
	Isetan Co.	34,900	399
	Ohbayashi Corp.	81,000	343
	Hitachi Chemical Co., Ltd.	13,600	258
	Fujitsu Fronttec Ltd.	32,600	241
	Noritake Co., Ltd.	58,000	235
	Inabata & Co., Ltd.	22,700	122
			624,420
Luxembourg (0.5%)
	ArcelorMittal	428,814	35,073

Malaysia (0.5%)
	Bumiputra-Commerce
	Holdings Bhd.	3,171,319	9,925
	Resorts World Bhd.	8,843,700	9,558
*	Sime Darby Bhd.	1,875,457	5,482
	AMMB Holdings Bhd.	3,875,887	4,189
	British American Tobacco Bhd.	165,000	2,195
	Malaysian Airline System Bhd.	1,127,133	1,254
	Multi-Purpose Holdings Bhd.	1,570,900	919
*	Resorts World Bhd. Rights Exp. 4/11/08	884,370	142
	Carlsberg Brewery Malaysia Bhd.	109,600	141
*	Multi-Purpose Holdings Bhd. Warrants Exp. 2/26/09	254,000	75
*	Malaysian Airlines System Cvt. Pfd.	183,333	46
			33,926
Mexico (0.7%)
	Grupo Mexico SA de CV	3,001,018	19,933
	Telefonos de Mexico SA	8,126,741	15,348
	Grupo Financerio Banorte SA de CV	1,460,301	6,346

		Market
		Value•
	Shares	($000)
America Movil SA de CV Series L ADR	46,200	2,942
Telefonos de Mexico SA Class L ADR	32,000	1,203
		45,772
Netherlands (3.0%)
ING Groep NV	3,692,591	138,050
Heineken NV	715,674	41,566
*^ TomTom NV	195,829	8,098
Koninklijke Boskalis Westminster NV	98,611	5,698
Koninklijke KPN NV	322,129	5,438
Koninklijke (Royal) Philips Electronics NV	122,979	4,708
Wolters Kluwer NV	123,337	3,271
Akzo Nobel NV	14,642	1,175
Eurocastle Investment Ltd.	23,452	281
		208,285
New Zealand (0.0%)
Fletcher Building Ltd.	257,862	1,701
^ Telecom Corp. of New Zealand Ltd.	284,906	840
PGG Wrightson Ltd.	21,889	36
		2,577
Norway (0.6%)
Statoil ASA	755,990	22,680
Norsk Hydro ASA	1,059,500	15,522
DnB NOR ASA	191,810	2,928
Petroleum Geo-Services ASA	117,750	2,923
		44,053
Pakistan (0.0%)
* The Bank of Punjab	776,187	821
* Arif Habib Bank Ltd.	83,500	35
		856
Philippines (0.7%)
Ayala Corp.	1,800,511	17,061
Globe Telecom, Inc.	428,800	15,501
Philippine Long Distance Telephone Co.	101,200	6,767
ABS-CBN Broadcasting Corp.	8,913,500	5,407
Jollibee Foods Corp.	2,657,200	3,046
Banco De Oro	1,066,800	1,333
* Benpres Holdings Corp.	15,742,000	1,001
DMCI Holdings, Inc.	5,230,000	991
		51,107
Russia (1.9%)
LUKOIL Sponsored ADR	1,343,220	115,120
MMC Norilsk Nickel ADR	413,600	11,666
Novolipetsk Steel GDR	25,091	1,080
OAO Gazprom Sponsored ADR	14,250	726
		128,592

			Market
			Value•
		Shares	($000)
Singapore (0.5%)
	Great Eastern Holdings Ltd.	733,000	8,650
	Neptune Orient Lines Ltd.	2,827,000	6,746
*	STATS ChipPAC Ltd.	7,211,000	5,895
	Keppel Corp., Ltd.	529,000	3,851
*	GuocoLeisure Ltd.	4,656,000	2,676
	Singapore Airlines Ltd.	186,600	2,123
*	Golden Agri-Resources Ltd.	2,458,000	1,801
	United Industrial Corp., Ltd.	377,000	758
	Yellow Pages (Singapore) Ltd.	704,000	424
			32,924
South Africa (0.8%)
	Hosken Consolidated Investments Ltd.	1,103,148	10,475
	Anglo American PLC	134,528	7,973
	Sun International Ltd.	464,839	6,529
	Sanlan Ltd.	2,096,100	4,942
	RMB Holdings Ltd.	1,620,811	4,902
	Standard Bank Group Ltd.	396,449	4,317
	Nedbank Group Ltd.	275,074	3,968
	FirstRand Ltd.	1,566,606	3,095
	Anglo Platinum Ltd.	19,348	2,839
	Gold Fields Ltd.	69,695	974
	City Lodge Hotels Ltd.	83,078	768
	JD Group Ltd.	145,983	659
	New Clicks Holdings Ltd.	373,513	653
	AngloGold Ltd.	16,363	551
	Discovery Holdings, Ltd.	74,638	224
	Mondi Ltd.	14,534	123
			52,992
South Korea (1.8%)
	KT Corp.	612,040	29,097
	Hana Financial Group Inc.	307,000	12,583
*	Hynix Semiconductor Inc.	440,400	12,418
	Samsung Electronics Co., Ltd.	17,190	10,870
	Samsung Electronics Co., Ltd. Pfd.	18,000	8,157
	POSCO	16,700	7,994
	Hyundai Motor Co., Ltd.	79,700	6,365
	Hyundai Mobis	73,830	5,775
	Honam Petrochemical Corp.	66,197	5,416
	Kookmin Bank	90,500	5,080
	Woori Finance Holdings Co., Ltd.	253,640	4,441
	Shinhan Financial Group Co. Ltd.	71,490	3,777
	Samsung SDI Co. Ltd.	47,673	3,757
	Industrial Bank of Korea	234,690	3,478
	Hyundai Motor Co., Ltd. 2nd Pfd.	77,640	2,565
	Korea Iron & Steel Co., Ltd.	4,000	297
	Korea Electric Power Corp.	5,000	151
			122,221

			Market
			Value•
		Shares	($000)
Spain (0.9%)
	Banco Santander Central Hispano SA	811,956	16,176
	Repsol YPF SA	419,200	14,442
	Acciona SA	27,569	7,382
^	Acerinox SA	219,855	6,094
^	Banco Popular Espanol SA	250,947	4,549
	Telefonica SA	130,438	3,748
	Industria de Diseno Textil SA	34,291	1,903
	Prosegur Cia de Seguridad SA (Registered)	30,977	1,301
	Viscofan SA	53,995	1,236
	Iberia (Linea Aerea Espana)	276,863	1,206
*	Sogecable SA	27,263	1,196
			59,233
Sweden (1.0%)
	Electrolux AB Series B	1,123,400	18,499
	Alfa Laval AB	180,900	11,008
	Scania AB B Shares	470,600	9,864
	Skandinaviska Enskilda Banken AB A Shares	296,800	7,776
*	Kinnevik Investment AB Class B Shares	272,000	5,165
	Svenska Handelsbanken AB A Shares	155,600	4,535
	Telefonaktiebolaget LM Ericsson AB Class B	1,977,400	3,879
	Assa Abloy AB	192,140	3,488
*	Svenska Cellulosa AB B Shares	181,590	3,311
	Hoganas AB B Shares	52,700	1,255
	Modern Times Group AB B Shares	17,020	1,188
*	SAS AB	88,700	819
^	TeliaSonera AB	63,500	510
			71,297
Switzerland (0.9%)
	Credit Suisse Group (Registered)	493,800	25,143
	UBS AG	225,081	6,554
	Novartis AG (Registered)	111,449	5,719
	Roche Holdings AG	30,221	5,696
	Cie. Financiere Richemont AG	69,332	3,892
	Adecco SA (Registered)	67,108	3,877
	Zurich Financial Services AG	11,092	3,496
*	Geberit AG	21,764	3,244
*	Logitech International SA	89,777	2,278
	Nestle SA (Registered)	3,088	1,544
	Swatch Group AG (Bearer)	3,699	990
	Publigroupe SA	3,114	970
*	Georg Fischer AG (Registered)	1,074	531
	Sonova Holding AG	5,738	528
*	Galenica AG	665	221
			64,683

			Market
			Value•
		Shares	($000)
Taiwan (1.0%)
	AU Optronics Corp.	12,282,194	21,210
	Taiwan Semiconductor Manufacturing Co., Ltd.	4,216,267	8,725
	United Microelectronics Corp.	14,061,202	8,566
	Compal Electronics Inc.	8,752,935	8,417
	Siliconware Precision Industries Co.	3,503,978	5,905
	China Steel Corp.	3,683,280	5,859
	Asustek Computer Inc.	1,687,000	4,969
	Taiwan Cellular Corp.	1,069,382	2,058
			65,709
Thailand (0.7%)
	PTT Public Co. Ltd. (Foreign)	1,466,400	14,797
	Advanced Info Service Public Co., Ltd. (Foreign)	2,830,800	9,225
	Siam Cement Public Co. Ltd. NVDR	986,200	6,728
	Kasikornbank Public Co. Ltd. (Foreign)	1,837,800	5,398
	Siam Cement Public Co. Ltd. (Foreign)	664,300	4,611
	Land and Houses Public Co. Ltd. (Foreign)	6,191,900	2,014
	Thanachart Capital Public Co. Ltd. (Foreign)	3,751,800	1,854
	MBK Development Public Co. Ltd. (Foreign)	813,400	1,853
	GMM Grammy Public Co. Ltd. Non-Voting Depositary Receipt	2,917,000	1,297
	GMM Grammy Public Co. Ltd. (Foreign)	920,300	409
	Post Publishing Public Co. Ltd. (Foreign)	1,300,000	216
	Matichon PLC (Foreign)	625,000	169
			48,571
Turkey (0.6%)
	Eregli Demir ve Celik Fabrikalari A.S.	2,286,931	16,078
	Tupras-Turkiye Petrol Rafinerileri A.S.	666,109	14,759
*	Petkim Petrokimya Holding A.S.	729,730	3,570
*	Dogan Sirketler Grubu Holding A.S.	3,348,725	3,374
	Turkcell Iletisim Hizmetleri A.S.	387,318	3,209
*	Turk Hava Yollari Anonim Ortakligi	214,195	1,002
			41,992

			Market
			Value•
		Shares	($000)
United Kingdom (7.7%)
	Royal Dutch Shell PLC Class A (Amsterdam Shares)	4,335,473	149,528
	AstraZeneca Group PLC	1,239,270	46,485
	Vodafone Group PLC	11,692,043	34,754
	Royal Bank of Scotland Group PLC	2,627,383	17,601
	Kazakhmys PLC	554,652	17,588
	Xstrata PLC	239,690	16,788
	HBOS PLC	1,369,587	15,237
	Antofagasta PLC	926,237	12,896
	Associated British Foods PLC	710,900	12,348
	Aviva PLC	1,003,358	12,303
	Rio Tinto PLC	110,184	11,451
	BP PLC	993,730	10,068
	GlaxoSmithKline PLC	425,078	8,991
	British Energy Group PLC	586,000	7,593
	Diageo PLC	316,643	6,408
	BAE Systems PLC	663,330	6,396
	Reckitt Benckiser Group PLC	113,926	6,318
	ITV PLC	4,956,701	6,236
*	British Airways PLC	1,338,058	6,224
	Home Retail Group	1,183,400	6,143
	Royal Dutch Shell PLC Class B	177,906	5,993
	Rolls-Royce Group PLC	744,290	5,962
	Capita Group PLC	439,633	5,923
	Tesco PLC	776,834	5,855
	Lloyds TSB Group PLC	600,829	5,368
	Cable and Wireless PLC	1,652,788	4,888
	Intertek Testing Services PLC	229,003	4,698
	Thomas Cook Group PLC	810,906	4,673
	Arriva PLC	340,263	4,635
	ICAP PLC	384,958	4,350
	Reed Elsevier PLC	293,849	3,743
	Barclays PLC	409,291	3,692
	The Sage Group PLC	985,983	3,687
	Carnival PLC	88,263	3,517
	TUI Travel PLC	681,457	3,488
	3i Group PLC	202,822	3,342
	Compass Group PLC	489,496	3,132
	Stagecoach Group PLC	627,952	3,016
*	Invensys PLC	632,719	2,822
	Informa PLC	411,638	2,565
	Rexam PLC	301,330	2,552
	WPP Group PLC	198,397	2,369
	Enodis PLC	836,842	2,311
	Provident Financial PLC	133,763	2,248
	Enterprise Inns PLC	235,093	1,873
	BT Group PLC	432,154	1,866
	Smiths Group PLC	87,521	1,634
	Bunzl PLC	114,918	1,619

			Market
			Value•
		Shares	($000)
	International Personal Finance	334,406	1,513
	Hays PLC	605,818	1,375
	Amec PLC	85,291	1,225
	Ladbrokes PLC	197,045	1,219
	Homeserve PLC	29,010	1,107
	Wolseley PLC	100,193	1,055
	The Berkeley Group Holdings PLC	40,586	898
	Royal & Sun Alliance Insurance Group PLC	343,000	876
	Michael Page International PLC	139,321	837
^	Carphone Warehouse PLC	138,994	787
	Next PLC	26,841	608
^	HMV Group PLC	212,900	550
	Devro PLC	330,762	525
	Northgate PLC	44,890	507
	Daily Mail and General Trust PLC	56,660	487
*	Sportingbet PLC	648,759	473
	Mondi PLC (South African Shares)	36,336	303
			527,522
United States (34.6%)
	Consumer Discretionary (5.6%)
*	DIRECTV Group, Inc.	1,402,200	34,761
*	Cablevision Systems NY Group Class A	1,520,200	32,578
*	Apollo Group, Inc. Class A	650,866	28,117
*^	Priceline.com, Inc.	173,366	20,953
	Darden Restaurants Inc.	542,659	17,664
*	Liberty Global, Inc. Class A	474,260	16,163
*	Bally Technologies Inc.	467,474	16,053
	Clear Channel Communications, Inc.	529,900	15,484
	Hasbro, Inc.	546,514	15,248
	CBS Corp.	667,600	14,741
*	Liberty Global, Inc.Series C	446,460	14,501
	Macy’s Inc.	614,500	14,170
	Sotheby’s	425,607	12,304
*	GameStop Corp. Class A	198,000	10,239
	Time Warner, Inc.	723,900	10,149
*	ITT Educational Services, Inc.	203,992	9,369
*^	Blue Nile Inc.	168,500	9,124
*	Amazon.com, Inc.	123,300	8,791
	American Greetings Corp. Class A	445,900	8,271
	Eastman Kodak Co.	385,700	6,815
*	Discovery Holding Co. Class A	289,750	6,149
*	Jack in the Box Inc.	225,056	6,047
	VF Corp.	77,200	5,984
*	Liberty Media Corp.	192,500	4,358

			Market
			Value•
		Shares	($000)
	KB Home	162,100	4,009
*	Liberty Media Corp.– Interactive Series A	244,526	3,947
	Pulte Homes, Inc.	266,300	3,875
*^	Netflix.com, Inc.	109,700	3,801
*	Hanesbrands Inc.	125,000	3,650
*	Lear Corp.	136,084	3,526
*^	Fleetwood Enterprises, Inc.	720,500	3,314
	CBRL Group, Inc.	85,500	3,058
	Black & Decker Corp.	46,000	3,041
^	PRIMEDIA Inc.	372,566	2,738
^	Tempur-Pedic International Inc.	242,646	2,669
	CBS Corp. Class A	89,900	1,987
	Bob Evans Farms, Inc.	50,900	1,404
*	Blockbuster Inc. Class B	482,090	1,374
	Systemax Inc.	101,700	1,227
	Jackson Hewitt Tax Service Inc.	36,900	423
	Sherwin-Williams Co.	5,000	255
*	Sun-Times Media Group, Inc.	220,100	158
	Circuit City Stores, Inc.	31,500	125

	Consumer Staples (3.7%)
	The Kroger Co.	2,823,400	71,714
	Carolina Group	671,043	48,684
	Costco Wholesale Corp.	544,400	35,370
	Philip Morris International Inc.	664,400	33,605
	Safeway, Inc.	799,183	23,456
	Altria Group, Inc.	664,400	14,750
	Bunge Ltd.	120,926	10,506
	Alberto-Culver Co.	241,934	6,631
*	Chiquita Brands International, Inc.	119,000	2,750
*	Fresh Del Monte Produce Inc.	65,718	2,392
	Casey’s General Stores, Inc.	71,700	1,620
	Nash-Finch Co.	44,700	1,519
^	Imperial Sugar Co.	76,700	1,444
^	Cal-Maine Foods, Inc.	23,100	771

	Energy (5.4%)
	ExxonMobil Corp.	1,575,600	133,264
	Marathon Oil Corp.	2,230,500	101,711
	Chevron Corp.	681,100	58,139
	ConocoPhillips Co.	546,700	41,664
	Tidewater Inc.	536,700	29,578
	Baker Hughes, Inc.	67,300	4,610
*	SEACOR Holdings Inc.	17,600	1,502
*^	USEC Inc.	117,234	434

	Financials (6.9%)
	The Chubb Corp.	884,100	43,745
	State Street Corp.	507,600	40,100
	JPMorgan Chase & Co.	863,300	37,079
	The Travelers Cos., Inc.	588,800	28,174

			Market
			Value•
		Shares	($000)
*	Berkshire Hathaway Inc.Class B	5,353	23,943
	American International Group, Inc.	506,000	21,885
	Merrill Lynch & Co., Inc.	491,320	20,016
	Morgan Stanley	419,500	19,171
	MetLife, Inc.	295,900	17,831
	Assurant, Inc.	244,400	14,874
	Citigroup, Inc.	691,900	14,820
	Bank of America Corp.	374,100	14,182
	The Goldman Sachs Group, Inc.	75,600	12,503
	ACE Ltd.	195,450	10,761
	Annaly Mortgage Management Inc. REIT	647,700	9,923
	Federated Investors, Inc.	244,100	9,559
	Axis Capital Holdings Ltd.	279,077	9,483
*	Arch Capital Group Ltd.	137,303	9,429
	XL Capital Ltd. Class A	282,182	8,338
	Fannie Mae	311,000	8,186
	Freddie Mac	316,300	8,009
	PartnerRe Ltd.	93,413	7,127
*	Interactive Brokers Group, Inc.	272,859	7,004
	Moody’s Corp.	198,100	6,900
	Lazard Ltd. Class A	169,600	6,479
	Genworth Financial Inc.	269,900	6,111
^	MGIC Investment Corp.	549,200	5,783
*	CB Richard Ellis Group, Inc.	215,800	4,670
	American Express Co.	106,697	4,665
	Washington Mutual, Inc.	451,600	4,651
	The Hartford Financial Services Group Inc.	57,000	4,319
	Mercury General Corp.	87,500	3,877
	Aspen Insurance Holdings Ltd.	144,584	3,814
*	Knight Capital Group, Inc. Class A	193,200	3,138
	Fidelity National Financial, Inc. Class A	134,600	2,467
*^	First Federal Financial Corp.	83,352	2,263
^	MBIA, Inc.	149,500	1,827
	Astoria Financial Corp.	66,400	1,803
*[2]	J.G. Wentworth Inc.	147,900	1,775
	Ameriprise Financial, Inc.	26,759	1,387
	W.R. Berkley Corp.	45,100	1,249
	Endurance Specialty Holdings Ltd.	30,273	1,108
	optionsXpress Holdings Inc.	51,000	1,056
	Max Re Capital Ltd.	36,949	968
	American Financial Group, Inc.	32,550	832
	Countrywide Financial Corp.	138,000	759
*	Liberty Media Corp.– Capital Series A	48,125	757

			Market
			Value•
		Shares	($000)
^	Thornburg Mortgage, Inc.REIT	573,800	608
	Bear Stearns Co., Inc.	51,800	543
*	Turkiye Garanti Bankasi A.S.	89,800	409

	Health Care (3.4%)
	Pfizer Inc.	3,702,000	77,483
	AmerisourceBergen Corp.	1,076,271	44,106
*	Medco Health Solutions, Inc.	449,600	19,688
*	King Pharmaceuticals, Inc.	2,036,070	17,714
	McKesson Corp.	310,000	16,235
	Wyeth	361,500	15,096
	Merck & Co., Inc.	334,300	12,687
	UnitedHealth Group Inc.	241,100	8,284
	CIGNA Corp.	142,000	5,761
*	WellCare Health Plans Inc.	100,800	3,926
	Schering-Plough Corp.	262,600	3,784
*	WellPoint Inc.	77,800	3,433
*	Health Management Associates Class A	209,900	1,110
	Bristol-Myers Squibb Co.	52,000	1,108
*	Healthspring, Inc.	60,500	852

	Industrials (4.0%)
	Cummins Inc.	829,200	38,823
	Parker Hannifin Corp.	438,250	30,358
*	Terex Corp.	429,072	26,817
	General Electric Co.	685,300	25,363
	Northrop Grumman Corp.	219,400	17,072
*	Kansas City Southern	385,100	15,446
^	Dryships Inc.	237,002	14,199
	Watson Wyatt & Co. Holdings	205,200	11,645
	Pitney Bowes, Inc.	311,000	10,891
*	Superior Essex Inc.	336,800	9,471
	Viad Corp.	254,006	9,147
*	TBS International Ltd.	254,095	7,674
^	Excel Maritime Carriers, Ltd.	250,378	7,349
	SPX Corp.	67,800	7,112
	Raytheon Co.	94,800	6,125
	Eaton Corp.	72,600	5,784
*	United Stationers, Inc.	115,122	5,491
	L-3 Communications Holdings, Inc.	46,100	5,041
*	AMR Corp.	443,000	3,996
*	GrafTech International Ltd.	244,556	3,964
*	Northwest Airlines Corp.	384,100	3,453
	The Manitowoc Co., Inc.	61,906	2,526
*	United Rentals, Inc.	120,800	2,276
	IKON Office Solutions, Inc.	208,200	1,582
	Armstrong Worldwide Industries, Inc.	40,500	1,444
*	US Airways Group Inc.	157,600	1,404
*	PHH Corp.	66,800	1,164
*	GeoEye Inc.	29,777	774

			Market
			Value•
		Shares	($000)
	Deluxe Corp.	35,956	691
	Rollins, Inc.	32,242	570
*	Northwest Airlines Corp.Class A	270,500	—

	Information Technology (2.4%)
*	Western Digital Corp.	1,093,200	29,560
	Hewlett-Packard Co.	374,900	17,118
	Xerox Corp.	840,900	12,588
*	Symantec Corp.	744,200	12,369
*	Flextronics International Ltd.	1,245,405	11,694
*	Gartner, Inc. Class A	603,900	11,679
*	Lexmark International, Inc.	336,691	10,343
*	Sun Microsystems, Inc.	651,110	10,112
*	Amkor Technology, Inc.	722,000	7,725
	Accenture Ltd.	215,860	7,592
	Seagate Technology	331,805	6,948
	Microsoft Corp.	184,800	5,245
*	DST Systems, Inc.	77,300	5,082
*	LSI Corp.	982,431	4,863
*	Dell Inc.	197,600	3,936
*	Avnet, Inc.	87,300	2,857
*	Integrated Device Technology Inc.	198,710	1,774
*	Forrester Research, Inc.	43,700	1,162
*	Aspen Technologies, Inc.	48,800	622

	Materials (2.8%)
*	The Mosaic Co.	558,430	57,295
	Nucor Corp.	460,700	31,208
	CF Industries Holdings, Inc.	198,193	20,537
	Dow Chemical Co.	506,900	18,679
	Cleveland-Cliffs Inc.	150,399	18,021
	United States Steel Corp.	126,400	16,036
	Scotts Miracle-Gro Co.	265,900	8,620
	AK Steel Holding Corp.	148,300	8,070
	NewMarket Corp.	74,400	5,613
	Eastman Chemical Co.	70,600	4,409
*	Century Aluminum Co.	18,200	1,206

	Telecommunication Services (0.4%)
	AT&T Inc.	199,400	7,637
	Sprint Nextel Corp.	1,071,000	7,165
*	NII Holdings Inc.	195,200	6,203
*	Cincinnati Bell Inc.	1,225,200	5,219
*^	Level 3Communications, Inc.	1,123,700	2,382
	Embarq Corp.	57,400	2,302

	Utilities (0.0%)
	OGE Energy Corp.	47,200	1,471
*	Mirant Corp.	29,700	1,081
			2,374,430
Total Common Stocks
(Cost $6,072,193)			6,331,704

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (9.4%)[1]
Money Market Fund (8.9%)
3	Vanguard Market Liquidity Fund, 2.800%	455,155,529	455,156
3	Vanguard Market Liquidity Fund, 2.800%—Note G	156,544,538	156,545
			611,701
		Face
		Amount
		($000)
U.S. Government & Agency Obligations (0.5%)
4	Federal Home Loan Bank
5	2.752%, 4/23/08	7,000	6,991
5	2.758%, 5/16/08	9,800	9,774
4	Federal Home Loan Mortgage Corp.
5	3.607%, 4/7/08	7,000	6,998
	2.072%, 7/11/08	10,000	9,940
			33,703
Total Temporary Cash Investments
(Cost $645,394)			645,404
Total Investments (101.8%)
(Cost $6,717,587)			6,977,108
Other Assets and Liabilities (–1.8%)
Other Assets—Note C			116,190
Liabilities—Note G			(240,375)
			(124,185)
Net Assets (100%)
Applicable to 325,167,073 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			6,852,923
Net Asset Value Per Share			$21.08

At March 31, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	6,628,225	$20.39
Undistributed Net
Investment Income	13,488.04
Accumulated Net
Realized Losses	(52,981)	(.16)
Unrealized Appreciation
Investment Securities	259,521.80
Futures Contracts	4,140.01
Foreign Currencies and
Forward Currency Contracts	530.00
Net Assets	6,852,923	$21.08

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 3.3%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Restricted security represents 0.0% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $23,763,000 and cash of $1,552,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1]	61,449
Interest[2]	8,829
Security Lending	897
Total Income	71,175
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,796
Performance Adjustment	(225)
The Vanguard Group—Note C
Management and Administrative	10,381
Marketing and Distribution	944
Custodian Fees	600
Shareholders’ Reports	111
Trustees’ Fees and Expenses	5
Total Expenses	19,612
Expenses Paid Indirectly—Note D	(42)
Net Expenses	19,570
Net Investment Income	51,605
Realized Net Gain (Loss)
Investment Securities Sold	39,843
Futures Contracts	(57,463)
Foreign Currencies and Forward Currency Contracts	11,945
Realized Net Gain (Loss)	(5,675)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,166,241)
Futures Contracts	(5,044)
Foreign Currencies and Forward Currency Contracts	(1,130)
Change in Unrealized Appreciation (Depreciation)	(1,172,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,126,485)

1 Dividends are net of foreign withholding taxes of $3,468,000.

2 Interest income from an affiliated company of the fund was $8,414,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,605	116,967
Realized Net Gain (Loss)	(5,675)	404,444
Change in Unrealized Appreciation (Depreciation)	(1,172,415)	795,069
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,126,485)	1,316,480
Distributions
Net Investment Income	(127,498)	(63,112)
Realized Capital Gain[1]	(415,110)	(179,158)
Total Distributions	(542,608)	(242,270)
Capital Share Transactions—Note H
Issued	1,316,593	2,937,614
Issued in Lieu of Cash Distributions	503,325	224,234
Redeemed	(849,634)	(875,763)
Net Increase (Decrease) from Capital Share Transactions	970,284	2,286,085
Total Increase (Decrease)	(698,809)	3,360,295
Net Assets
Beginning of Period	7,551,732	4,191,437
End of Period[2]	6,852,923	7,551,732

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $188,282,000 and $70,849,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $13,488,000 and $89,224,000.

Financial Highlights

	Six Months				Nov. 1,
	Ended				2003, to
For a Share Outstanding	Mar. 31,	Year Ended September 30,			Sept. 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2003	2002
Net Asset Value,
Beginning of Period	$26.51	$21.96	$19.72	$16.08	$14.46	$10.48	$11.31
Investment Operations
Net Investment Income	.16	.49[2]	.320	.25	.191	.12	.09
Net Realized and Unrealized
Gain (Loss) on Investments	(3.76)	5.25	2.595	3.87	1.624	3.96	(.36)
Total from
Investment Operations	(3.60)	5.74	2.915	4.12	1.815	4.08	(.27)
Distributions
Dividends from Net
Investment Income	(.43)	(.31)	(.240)	(.21)	(.130)	(.08)	(.12)
Distributions from
Realized Capital Gains	(1.40)	(.88)	(.435)	(.27)	(.065)	(.02)	(.44)
Total Distributions	(1.83)	(1.19)	(.675)	(.48)	(.195)	(.10)	(.56)
Net Asset Value,
End of Period	$21.08	$26.51	$21.96	$19.72	$16.08	$14.46	$10.48

Total Return[3]	–14.16%	27.00%	15.22%	25.99%	12.64%	39.25%	–2.78%

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)	$6,853	$7,552	$4,191	$2,302	$965	$664	$223
Ratio of Total Expenses to
Average Net Assets[4]	0.54%*	0.64%	0.72%	0.80%	0.90%*	1.05%	1.19%
Ratio of Net Investment
Income to Average Net Assets	1.42%*	1.98%	1.76%	1.60%	1.47%*	1.14%	0.86%
Portfolio Turnover Rate	74%*	64%	88%	83%	19%	13%	14%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Calculated based on average shares outstanding.

3 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Includes performance-based investment advisory fee increases (decreases) of (0.01), 0.05%, 0.05%, 0.06%, 0.08%, 0.11%, and 0.17%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts, or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004—2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management LLC, AllianceBernstein L.P., and Marathon Asset Management LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Acadian Asset Management LLC, and Marathon Asset Management LLP are subject to quarterly adjustments based on performance for the preceding three years, relative to the Morgan Stanley Capital International All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the six months ended March 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before a decrease of $225,000 (0.01%) based on performance.

In April 2008, the board of trustees announced the addition of a fourth advisor, Baillie Gifford Overseas Ltd., to manage a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $596,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $42,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2008, the fund realized net foreign currency gains of $45,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2008, the fund realized gains on the sale of passive foreign investment companies of $112,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation through the most recent mark-to-market date for tax purposes, on passive foreign investment company holdings at March 31, 2008, was $15,612,000, all of which has been distributed and is reflected in the balance of undistributed net income.

At March 31, 2008, the cost of investment securities for tax purposes was $6,733,199,000. Net unrealized appreciation of investment securities for tax purposes was $243,909,000, consisting of unrealized gains of $909,905,000 on securities that had risen in value since their purchase and $665,996,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	531	175,761	(240)
Dow Jones EURO STOXX 50 Index	1,766	99,312	2,378
FTSE 100 Index	513	58,203	1,018
Topix Index	353	43,108	140
S&P ASX 200 Index	239	29,431	1,088
MSCI Taiwan Index	464	15,252	(244)

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2008, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date	Receive		Deliver		($000)
6/25/08	EUR	53,084	USD	83,780	401
6/25/08	GBP	35,984	USD	71,029	(692)
6/18/08	JPY	3,489,486	USD	35,215	1,113
6/25/08	AUD	32,029	USD	28,892	(347)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $55,000 resulting from the translation of other assets and liabilities at March 31, 2008.

F. During the six months ended March 31, 2008, the fund purchased $2,899,018,000 of investment securities and sold $2,572,188,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2008, was $146,704,000, for which the fund received cash collateral of $156,545,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	55,567	120,219
Issued in Lieu of Cash Distributions	21,874	9,809
Redeemed	(37,128)	(36,004)
Net Increase (Decrease) in Shares Outstanding	40,313	94,024

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$858.41	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.30	2.73

1 The calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 31 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Notice to Shareholders

Global Equity Fund Adds an Investment Advisor

The board of trustees of Vanguard Global Equity Fund has announced the addition of Baillie Gifford Overseas Ltd. (Baillie Gifford) to the fund’s investment advisory team. The fund’s board of trustees concluded that Baillie Gifford’s management team, investment approach, and experience are expected to complement the fund’s other investment advisors. The fund now features a team of four accomplished advisory firms.

Baillie Gifford Overseas Ltd., an investment advisory firm founded in 1983, is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford has successfully managed assets for Vanguard International Growth Fund since 2003.

The addition of Baillie Gifford will not result in a change to the fund’s investment management fees. The fund’s annualized expense ratio for the fiscal period ended March 31, 2008, was 0.54%. The expense ratio of the average global stock fund is 1.49% (derived from data provided by Lipper Inc.).

Additional Information

Vanguard Global Equity Fund has entered into a new investment advisory agreement with Baillie Gifford in addition to the fund’s current agreements with Acadian Asset Management LLC (Acadian), AllianceBernstein L.P. (AllianceBernstein), and Marathon Asset Management LLP (Marathon). This addition does not affect the fund’s investment objective or policies. The fee schedules for the other three advisors have not changed.

Under the terms of the new agreement, the fund will pay Baillie Gifford a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portion of the fund managed by Baillie Gifford during the quarter. In addition, the quarterly payments to Baillie Gifford may be increased or decreased by applying a performance adjustment. The adjustment is based on the cumulative total return of the portion of the fund managed by Baillie Gifford over a trailing 36-month period relative to the total return of the MSCI All-Country World Index over the same period. Transition rules apply to the fee calculation during the initial 36-month period.

The Global Equity Fund receives corporate, management, administrative, and distribution services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 1110, Valley Forge, PA 19482.

Board Approval of the Investment Advisory Agreement With Baillie Gifford

Each of the Global Equity Fund's four investment advisors is responsible for managing the investment and reinvestment of its portion of the fund’s assets and for continually reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and by the officers and trustees of the fund. The board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

The board’s decision to add Baillie Gifford to the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s current advisory team, portfolio management process, short- and long-term performance results, and current external advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Baillie Gifford and considered the following factors, among others:

• The board considered the benefits to shareholders of adding Baillie Gifford as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Baillie Gifford. The board concluded that hiring Baillie Gifford is in the best interests of fund shareholders because

Baillie Gifford uses a bottom-up investment approach to seek high-quality companies that build earnings and cash flows faster than the market. The board also concluded that it is in the best interests of fund shareholders to add a high-quality advisor with a track record of success. The board noted that adding Baillie Gifford as an advisor would allow the fund to retain its character as a quality global equity offering. The fund would have a complement of four active advisors, each having the opportunity to generate superior returns. This combination provides an attractive blend of proven advisors and should benefit fund shareholders over the long term.

• The board analyzed the performance of other funds and accounts managed by Baillie Gifford. The board concluded that Baillie Gifford’s other investment portfolios have strong investment returns and have posted competitive results by outperforming relevant benchmarks and competitors over various short- and long-term periods.

• The board considered the fund's advisory fee schedule and estimated expense ratio and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of Baillie Gifford would not result in a material change in the fund’s investment advisory fees and that these fees, together with the fund's estimated expense ratio, would remain at a substantial discount to those of the fund’s peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in Baillie Gifford’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that, if the portion of the fund managed by Baillie Gifford continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement to retain Baillie Gifford.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the four advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with Baillie Gifford.

Background Information on Baillie Gifford Overseas Ltd.

Baillie Gifford Overseas Ltd., located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is wholly owned by Baillie Gifford & Co. As of December 31, 2007, Baillie Gifford & Co. had assets under management that totaled approximately $110 billion. The managers responsible for overseeing Baillie Gifford’s portion of Vanguard Global Equity Fund are:

Charles Plowden, Joint Senior Partner, Chief of Investment Staff, and lead Portfolio Manager of Baillie Gifford’s Global Alpha Portfolio Construction Group. He has worked in investment management with Baillie Gifford since 1983 and has co-managed a portion of the fund since 2008. Education: B.A., Oxford University.

Spencer Adair, CFA, Investment Manager of Global Alpha Strategy at Baillie Gifford. He has worked in investment management with Baillie Gifford since 2000 and has co-managed a portion of the fund since 2008. Education: B.Sc., University of St. Andrews.

Malcolm MacColl, Investment Manager of Global Alpha Strategy at Baillie Gifford. He has worked in investment management with Baillie Gifford since 1999 and has co-managed a portion of the fund since 2008. Education: M.A., M.Lit., University of St. Andrews.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Acadian Asset Management LLC, AllianceBernstein L.P., and Marathon Asset Management LLP. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian Asset Management. Founded in 1986, Acadian is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. The firm has advised the Global Equity Fund since 2004. Acadian’s investment process builds portfolios from the bottom up using proprietary valuation models. The investment team includes the three portfolio managers—John Chisholm, Ronald Frashure, and Brian Wolahan—who are all involved in the firm’s ongoing research.

AllianceBernstein. AllianceBernstein, founded in 1971, is a global asset management firm providing diversified investment services that include growth and value equity, blend, and fixed income strategies to clients worldwide. The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. It relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. The firm has advised the Global Equity Fund since 2006.

Marathon Asset Management. Founded in 1986, Marathon Asset Management of London, England, has advised the Global Equity Fund since the fund’s inception in 1995. Marathon continues to use a bottom-up approach that focuses on stock selection. Its three regional teams focus on each company’s corporate strategy and industry competition, while sector analysis is conducted using long-term capital cycle data. Each of these teams is led by one of the firm’s three founders: Jeremy Hosking, William Arah, and Neil Ostrer.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rates.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because Acadian, AllianceBernstein, and Marathon are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052008

Vanguard

Vanguard® Strategic Small-Cap Equity Fund Semiannual Report

March 31, 2008

>	For the six months ended March 31, 2008, Vanguard Strategic Small-Cap Equity Fund returned –15.0%, matching the average return of its peers but trailing the return of its benchmark index.

>	Small-capitalization stocks underperformed large-caps, which were favored as investors became more averse to risk during the challenging half-year.

>	Only one sector in the fund produced a positive return: Materials holdings benefited from continued strong demand for raw materials and industrial commodities such as steel.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	29
Trustees Approve Advisory Arrangement	31
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Small-Cap Equity Fund	VSTCX	–15.0%
MSCI US Small Cap 1750 Index		–13.8
Average Small-Cap Core Fund[1]		–15.0

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$21.28	$17.74	$0.210	$0.151

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Small-Cap Equity Fund returned –15.0% for the fiscal half-year ended March 31, as jittery investors punished stocks across the board. A year ago, when markets were rising, investors preferred small-capitalization equities. But in the current pullback, large-cap stocks were favored, creating headwinds for your fund and its small-cap brethren. While disappointing in absolute terms, your fund’s return matched the average return for small-cap funds but fell behind the return of its small-cap index benchmark.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007. International stocks once again outperformed U.S. stocks, though most global markets finished the period in negative territory.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

2

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing certain municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board aggressively reduced its target for the federal funds rate. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Stock selections produced mixed results

In the challenging fiscal half-year, only one of the Strategic Small-Cap Equity Fund’s ten sectors—materials—produced a positive return. Similarly, only one sector in the fund’s small-cap index benchmark produced a positive result, but it was energy. This divergence provides an interesting case study in how your fund is managed and how to evaluate its performance.

Market Barometer
			Total Returns
		Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1 Annualized.

3

Your fund’s advisor—Vanguard Quantitative Equity Group—identifies stocks expected to offer the greatest potential for appreciation by using proprietary screening models with three components: valuation, improving earnings prospects, and market sentiment as reflected in stock price behavior. The advisor then uses the most promising stocks to build a portfolio with sector weightings and risk characteristics similar to those of the benchmark. Within each sector, the advisor seeks to outperform by holding more winning stocks. (For more discussion of the models and your fund’s positioning, please see the Advisor’s Report on page 6.)

This approach worked well in the materials sector, where your fund’s holdings rose 5% while the index’s stocks dropped –8%. The fund’s top performers included fertilizer producers—beneficiaries of the global agricultural boom—and companies involved in producing steel to satisfy robust global demand.

In contrast, stock selection in the energy sector was not rewarding. In the index, the sector rose 5%, while in the fund, it produced a slightly negative return, missing out on some impressive gains among oil and gas exploration and production companies and coal producers. Although the materials and energy sectors together represented less than 15% of the fund and its index, on average, this example illustrates that the portfolio management strategy relies primarily on stock picking to add value and to differentiate the performance of the fund from that of

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Small-Cap
	Fund	Core Fund
Strategic Small-Cap Equity Fund	0.36%	1.47%

1 Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

its benchmark. When everything clicks—as in materials—you benefit from the value added by the advisor’s stock selection. And when stock picks miss, deviations from the holdings in the benchmark can cost you relative return.

Across the rest of the portfolio, the fund’s results more closely resembled those of its benchmark, except in the industrials sector—the leading detractor relative to the index. Several economically sensitive holdings posted double-digit declines, including companies involved in aerospace and defense, construction and engineering, and machinery.

Quantitative investment strategies have struggled over the last year or so, in part because they (like your fund) tend to favor stocks with relatively reasonable valuations and investors have favored more growth-oriented stocks. Whether short-term performance is gratifying or disappointing, investors should not rush to judgment—especially for this relatively new fund, which marks just its second anniversary in April.

Tune out the noise in market “weather” reports

When clouds darken the investment horizon, it can be appealing to run for shelter. And when skies clear, caution can seem needless. Neither impulse is likely to contribute to long-term investment success. Instead, we encourage you to invest with a long-term view, diversify within and across primary asset classes, and pay attention to costs. Within a diversified portfolio driven by an appropriate asset allocation based on your long-term goals and tolerance for risk, the Strategic Small-Cap Equity Fund can play a role in giving you exposure to the smaller corners of the U.S. stock market.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 14, 2008

5

Advisor’s Report

For the six months ended March 31, 2008, Vanguard Strategic Small-Cap Equity Fund returned –15.0%. The fund’s return matched the average return of small-cap core funds but lagged the –13.8% return of the benchmark MSCI US Small Cap 1750 Index.

The investment environment

The half-year ended March 31 was a difficult time for equity markets in the United States and abroad. The broad U.S. market was down –12.4%. International equities performed somewhat better, although the MSCI All Country World Index ex USA still lost –9.6%. Small-capitalization stocks were down more than the broader market and trailed the performance of their large-cap counterparts.

Our investment approach

Although we focus our investment process on longer-term results, we are disappointed by any period of under-performance. The fund’s performance relative to its benchmark depends on the ability of our stock-evaluation methodology to rank stocks relative to their industry and market-cap peers. As we’ve described in previous reports to you, this evaluation process uses three independent and distinct stock-selection models to rank companies based on their relative valuation, market sentiment, and earnings-quality characteristics.

When combined with our risk-control process, the resulting portfolio matches the benchmark’s exposure to industry, market capitalization, and other style risk factors. Relative to the benchmark, our portfolio will generally have a lower price-to-earnings profile, a return-on-equity premium, and a similar expected earnings growth rate and dividend yield.

The fund’s successes and shortfalls

When we dissect the fund’s six-month performance, there is a noticeable contrast between the two quarters of the fiscal period. For the fourth quarter of 2007, our valuation model was a large detractor from performance, and the portfolio’s return trailed that of its small-cap benchmark by more than 2 percentage points. In contrast, for the first quarter of 2008, all three models were positive contributors; the fund’s return outpaced that of its benchmark by about 1 percentage point.

Looking within sectors, our stock selections were strongest in materials, where Steel Dynamics and fertilizer maker CF Industries Holdings were up approximately 40%. Some of our weakest performers were in the industrials and energy sectors, including technical ceramics maker Ceradyne and oil and gas refiner and marketer Delek US Holdings, both of which were down substantially.

6

Over the long run, our quantitative process has demonstrated the ability to add value. We continue to believe that a portfolio of securities with attractive valuations, high earnings quality, and market acceptance—coupled with disciplined risk control—offers an attractive option as part of a diversified investment plan. We thank you for your investment and trust and look forward to the remainder of the fiscal year.

James P. Stetler, Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

April 11, 2008

7

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	435	1,718	4,811
Median Market Cap	$1.6B	$1.6B	$33.8B
Price/Earnings Ratio	14.0x	20.1x	16.9x
Price/Book Ratio	1.9x	1.9x	2.4x
Yield[3]	1.2%	1.4%	2.0%
Return on Equity	13.0%	13.2%	19.5%
Earnings Growth Rate	21.4%	17.3%	20.0%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate	101%[4]	—	—
Expense Ratio	0.36%[4]	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.5%	13.2%	9.4%
Consumer Staples	3.5	3.6	9.6
Energy	9.0	9.0	12.7
Financials	18.9	18.9	17.7
Health Care	11.0	10.8	11.7
Industrials	16.2	16.5	12.2
Information Technology	16.1	16.2	15.6
Materials	6.3	6.4	4.1
Telecommunication Services	1.1	1.0	3.1
Utilities	4.4	4.4	3.9

Ten Largest Holdings[5] (% of total net assets)

Helmerich & Payne, Inc.	oil and gas drilling	0.6%
Ryder System, Inc.	trucking	0.5
Walter Industries, Inc.	industrial conglomerates	0.5
Pediatrix Medical Group, Inc.	health care services	0.5
Perrigo Co.	pharmaceuticals	0.5
Superior Energy Services, Inc.	oil and gas equipment and services	0.5
Tidewater Inc.	oil and gas equipment and services	0.5
Mettler-Toledo International Inc.	electronic equipment manufacturers	0.5
Unit Corp.	oil and gas drilling	0.5
St. Mary Land & Exploration Co.	oil and gas exploration and production	0.4
Top Ten		5.0%

8

Investment Focus

1 MSCI US Small Cap 1750 Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on page 25.

4 Annualized.

5 The holdings listed exclude any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

			Since
	Inception Date	One Year	Inception
Strategic Small-Cap Equity Fund[2]	4/24/2006	–14.80%	–4.75%

1 Six months ended March 31, 2008.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.4%)
*	Hanesbrands Inc.	30,700	896
	Burger King Holdings Inc.	31,996	885
*	Aeropostale, Inc.	32,400	878
*	Big Lots Inc.	38,000	847
	DeVry, Inc.	20,000	837
*	DreamWorks
	Animation SKG, Inc.	32,400	835
*	Jack in the Box Inc.	29,800	801
*	Lear Corp.	30,100	780
	Regal Entertainment Group
	Class A	40,000	772
	Sotheby’s	26,011	752
	Interactive Data Corp.	25,400	723
*	Rent-A-Center, Inc.	39,400	723
*	The Gymboree Corp.	18,000	718
*	Chipotle Mexican Grill, Inc.	6,100	692
	Phillips-Van Heusen Corp.	18,000	683
	Snap-On Inc.	12,900	656
	Bob Evans Farms, Inc.	23,587	651
	CSS Industries, Inc.	17,500	612
	Meredith Corp.	15,700	601
	American Axle &
	Manufacturing Holdings, Inc.	29,100	596
	Brown Shoe Co., Inc.	38,555	581
	Ethan Allen Interiors, Inc.	19,428	552
*	Papa John’s International, Inc.	22,415	543
	Men’s Wearhouse, Inc.	23,255	541
*^	Jos. A. Bank Clothiers, Inc.	24,300	498
	Blyth, Inc.	24,500	483
*	Denny’s Corp.	161,700	482
	Barnes & Noble, Inc.	15,700	481
	Cooper Tire & Rubber Co.	31,700	475
	CBRL Group, Inc.	13,124	469
	Asbury Automotive Group, Inc.	32,657	449
	Movado Group, Inc.	22,703	442
*	J. Crew Group, Inc.	10,000	442
	John Wiley & Sons Class A	11,000	437

11

			Market
			Value•
		Shares	($000)
	Dover Downs Gaming & Entertainment, Inc.	48,928	416
	American Greetings Corp. Class A	22,100	410
	International Speedway Corp.	8,500	350
*	Entravision
	Communications Corp.	49,200	328
	Sealy Corp.	42,800	325
^	Systemax Inc.	26,400	318
	Oxford Industries, Inc.	13,900	313
	UniFirst Corp.	8,100	300
*^	NutriSystem, Inc.	19,900	300
*	The Dress Barn, Inc.	22,292	288
^	Tempur-Pedic International Inc.	26,000	286
	Service Corp. International	25,490	258
*	Deckers Outdoor Corp.	1,800	194
*	Town Sports International
	Holdings, Inc.	29,548	189
	Sonic Automotive, Inc.	9,200	189
	Choice Hotels
	International, Inc.	5,200	177
	Sinclair Broadcast Group, Inc.	19,300	172
*	Gemstar-TV Guide
	International, Inc.	35,400	166
	World Wrestling
	Entertainment, Inc.	8,500	158
*	Exide Technologies	11,000	144
*	Dick’s Sporting Goods, Inc.	4,800	129
	The Buckle, Inc.	2,748	123
*	Collective Brands, Inc.	8,903	108
*	Chipotle Mexican Grill, Inc.Class B	1,100	107
*	Aftermarket Technology Corp.	3,700	72
*	Valassis Communications, Inc.	6,400	69
*	The Warnaco Group, Inc.	1,700	67
*	Sally Beauty Co. Inc.	7,800	54
			27,823
Consumer Staples (3.5%)
	Corn Products
	International, Inc.	24,805	921

12

			Market
			Value•
		Shares	($000)
	Universal Corp. (VA)	12,800	839
*	NBTY, Inc.	26,900	806
*	Winn-Dixie Stores, Inc.	39,542	710
*	Alliance One International, Inc.	114,300	690
	Nash-Finch Co.	18,800	639
	Flowers Foods, Inc.	18,800	465
	Alberto-Culver Co.	15,800	433
	Longs Drug Stores, Inc.	8,200	348
	Vector Group Ltd.	16,800	296
*	Central European Distribution Corp.	3,800	221
	Church & Dwight, Inc.	4,000	217
*^	USANA Health Sciences, Inc.	9,300	205
	Herbalife Ltd.	4,200	200
*	Elizabeth Arden, Inc.	9,100	182
	Sanderson Farms, Inc.	2,200	84
			7,256
Energy (9.0%)
	Helmerich & Payne, Inc.	26,928	1,262
*	Superior Energy Services, Inc.	25,153	997
	Tidewater Inc.	17,965	990
*	Unit Corp.	16,890	957
	St. Mary Land &
	Exploration Co.	24,086	927
*	Whiting Petroleum Corp.	14,200	918
*	Oil States International, Inc.	19,897	892
*	W-H Energy Services, Inc.	12,848	885
*	Atwood Oceanics, Inc.	9,159	840
*	SEACOR Holdings Inc.	9,171	783
*	Swift Energy Co.	16,629	748
*	Complete Production
	Services, Inc.	32,400	743
*	Gulfmark Offshore, Inc.	13,500	739
*	Bois d’Arc Energy, Inc.	30,400	653
*	Rosetta Resources, Inc.	33,200	653
*	Dawson Geophysical Co.	9,000	608
	General Maritime Corp.	25,000	590
*	Willbros Group, Inc.	18,800	575
*	Basic Energy Services Inc.	25,700	567
*	Grey Wolf, Inc.	68,100	462
	Frontier Oil Corp.	15,444	421
*	Core Laboratories N.V.	3,300	394
*	Cal Dive International, Inc.	34,600	359
*	Helix Energy
	Solutions Group, Inc.	11,400	359
	Delek US Holdings, Inc.	22,400	284
	Holly Corp.	6,236	271
*	Continental Resources, Inc.	6,900	220
*	ATP Oil & Gas Corp.	5,900	193
	Cabot Oil & Gas Corp.	2,200	112
*	Bristow Group, Inc.	2,000	107
	Western Refining, Inc.	4,200	57
			18,566

13

			Market
			Value•
		Shares	($000)
Financials (18.7%)
	Bank of Hawaii Corp.	18,000	892
	Aspen Insurance Holdings Ltd.	32,100	847
	Endurance Specialty Holdings Ltd.	22,100	809
	Platinum Underwriters Holdings, Ltd.	24,900	808
	Reinsurance Group of America, Inc.	14,680	799
	FirstMerit Corp.	38,500	795
	First Niagara
	Financial Group, Inc.	57,600	783
*	Affiliated Managers Group, Inc.	8,600	780
	IPC Holdings Ltd.	27,600	773
	Odyssey Re Holdings Corp.	19,600	720
	Cash America
	International Inc.	19,413	707
	Allied World Assurance
	Holdings, Ltd.	17,600	699
*	Knight Capital Group, Inc. Class A	43,000	698
	Rayonier Inc. REIT	15,820	687
	Nationwide Health
	Properties, Inc. REIT	20,100	678
*	SVB Financial Group	15,400	672
	City Holding Co.	16,662	665
	Pacific Capital Bancorp	30,800	662
	First Community
	Bancshares, Inc.	17,550	639
	Univest Corp. of Pennsylvania	24,300	636
	Taubman Co. REIT	12,110	631
	Trustmark Corp.	28,022	624
	First Financial Corp. (IN)	20,000	616
	Max Re Capital Ltd.	23,300	610
	Cathay General Bancorp	28,800	597
*	Interactive Brokers Group, Inc.	23,100	593
	Old Second Bancorp, Inc.	21,900	582
	Wilmington Trust Corp.	18,300	569
	City Bank Lynnwood (WA)	24,400	543
	BancFirst Corp.	11,826	541
	Digital Realty Trust, Inc. REIT	14,810	526
	Senior Housing
	Properties Trust REIT	22,100	524
	The Hanover
	Insurance Group Inc.	12,400	510
*	Alleghany Corp.	1,490	509
*	Philadelphia Consolidated
	Holding Corp.	15,242	491
	Douglas Emmett, Inc. REIT	21,700	479
	Highwood Properties, Inc. REIT	15,310	476
*	EZCORP, Inc.	38,439	473
	Home Properties, Inc. REIT	9,500	456
	Raymond James Financial, Inc.	19,700	453
	Equity Lifestyle
	Properties, Inc. REIT	8,600	425

14

			Market
			Value•
		Shares	($000)
	Mid-America Apartment Communities, Inc. REIT	8,470	422
	United Bankshares, Inc.	15,800	421
	National Retail Properties REIT	19,000	419
	Advanta Corp. Class B	58,450	411
	WSFS Financial Corp.	8,350	411
	First Industrial Realty Trust REIT	13,200	408
	Jones Lang LaSalle Inc.	5,270	408
	Tanger Factory Outlet Centers, Inc. REIT	10,500	404
*^	First Federal Financial Corp.	14,428	392
	Colonial Properties Trust REIT	16,170	389
	Health Care Inc. REIT	8,500	384
	Montpelier Re Holdings Ltd.	23,400	376
	DCT Industrial Trust Inc. REIT	37,600	374
^	ASTA Funding, Inc.	26,200	365
	HRPT Properties Trust REIT	54,200	365
	WesBanco, Inc.	14,700	363
	Equity One, Inc. REIT	15,100	362
	American Campus
	Communities, Inc. REIT	13,200	361
	American Financial
	Realty Trust REIT	44,660	355
	Pennsylvania REIT	13,470	329
	Cedar Shopping Centers, Inc.
	REIT	27,500	321
	Saul Centers, Inc. REIT	6,300	317
	Parkway Properties Inc. REIT	8,500	314
	Cullen/Frost Bankers, Inc.	5,700	302
	Alexandria Real Estate
	Equities, Inc. REIT	3,000	278
	Baldwin & Lyons, Inc. Class B	10,700	275
	Chemical Financial Corp.	11,200	267
	Healthcare Realty Trust Inc.
	REIT	9,200	241
	Federal Realty
	Investment Trust REIT	3,070	239
	Sun Communities, Inc. REIT	11,400	234
	Washington REIT	6,300	211
	Post Properties, Inc. REIT	5,260	203
	Potlatch Corp. REIT	4,000	165
	Brandywine Realty Trust REIT	9,070	154
	Realty Income Corp. REIT	4,800	123
	Sunstone Hotel
	Investors, Inc. REIT	7,600	122
	LaSalle Hotel Properties REIT	4,100	118
	Mack-Cali Realty Corp. REIT	3,120	111
	Essex Property Trust, Inc.
	REIT	900	103
	Strategic Hotels and
	Resorts, Inc. REIT	7,600	100
	Independent Bank Corp. (MA)	3,300	98
	Old National Bancorp	5,340	96
	MCG Capital Corp.	9,500	86

15

			Market
			Value•
		Shares	($000)
	Franklin Street Properties Corp. REIT	5,270	75
	Glimcher Realty Trust REIT	6,300	75
	FelCor Lodging Trust, Inc. REIT	5,010	60
	GMH Communities Trust REIT	5,300	46
	East West Bancorp, Inc.	2,300	41
	Great Southern Bancorp, Inc.	2,500	39
	BRE Properties Inc. Class A REIT	800	36
	Friedman, Billings, Ramsey Group, Inc. REIT	16,600	28
	Community Trust Bancorp Inc.	916	27
^	Security Capital Assurance, Ltd.	48,100	25
	National Penn Bancshares Inc.	1,000	18
	Washington Trust
	Bancorp, Inc.	700	17
	Thornburg Mortgage, Inc. REIT	14,170	15
*	MCG Capital Corp.
	Rights Exp. 4/18/08	1,357	1
			38,677
Health Care (10.9%)
*	Pediatrix Medical Group, Inc.	14,840	1,000
	Perrigo Co.	26,500	1,000
*	OSI Pharmaceuticals, Inc.	21,849	817
	West Pharmaceutical
	Services, Inc.	18,290	809
*	Onyx Pharmaceuticals, Inc.	26,300	763
*	Myriad Genetics, Inc.	18,700	753
	Analogic Corp.	10,700	712
*	PAREXEL International Corp.	26,064	680
*	CONMED Corp.	26,100	669
	Datascope Corp.	15,731	652
*	Psychiatric Solutions, Inc.	19,100	648
*	BioMarin Pharmaceutical Inc.	18,246	645
*	Cubist Pharmaceuticals, Inc.	34,400	634
*	K-V Pharmaceutical Co.
	Class A	25,243	630
*	Apria Healthcare Group Inc.	31,800	628
	Chemed Corp.	14,400	608
*	AMERIGROUP Corp.	22,100	604
*	Sciele Pharma, Inc.	29,384	573
	STERIS Corp.	20,400	547
	Medicis Pharmaceutical Corp.	27,600	543
*	Sun Healthcare Group Inc.	41,100	540
*	Haemonetics Corp.	8,595	512
*	Cynosure Inc.	23,600	503
*	Emergent BioSolutions Inc.	52,900	472
*	Xenoport Inc.	11,582	469
*	Healthspring, Inc.	33,000	465
	Mentor Corp.	17,400	448
*	Molina Healthcare Inc.	18,206	445
*	XOMA Ltd.	171,100	443
*	PDL BioPharma Inc.	36,500	387
*	Amedisys Inc.	9,800	386

16

			Market
			Value•
		Shares	($000)
*	Applera Corp.–Celera Genomics Group	25,300	372
*	Enzo Biochem, Inc.	39,800	362
*	Acadia Pharmaceuticals Inc.	36,200	328
*	Bio-Rad Laboratories, Inc. Class A	3,606	321
*	Align Technology, Inc.	28,700	319
*	AmSurg Corp.	10,700	253
*	Immucor Inc.	9,200	196
*	Cross Country Healthcare, Inc.	14,864	184
*	Alliance Imaging, Inc.	20,300	175
*	AMN Healthcare Services, Inc.	10,139	156
*	Air Methods Corp.	3,000	145
*	Omrix Biopharmaceuticals, Inc.	9,356	131
	LCA-Vision Inc.	10,000	125
*	Centene Corp.	8,700	121
*	Skilled Healthcare Group Inc.	11,000	121
*	Gentiva Health Services, Inc.	3,400	74
*	eResearch Technology, Inc.	5,700	71
*	Varian, Inc.	1,000	58
*	MedCath Corp.	2,952	54
*	Noven Pharmaceuticals, Inc.	4,500	40
*	PSS World Medical, Inc.	1,100	18
	Cambrex Corp.	2,300	16
			22,625
Industrials (16.1%)
	Ryder System, Inc.	17,609	1,073
	Walter Industries, Inc.	16,500	1,033
*	Kansas City Southern	22,200	890
*	Gardner Denver Inc.	23,000	853
	GATX Corp.	21,400	836
	Hubbell Inc. Class B	19,100	834
	Trinity Industries, Inc.	30,860	822
	Carlisle Co., Inc.	24,300	813
*	GrafTech International Ltd.	49,200	798
	Acuity Brands, Inc.	18,542	796
	Kennametal, Inc.	26,934	793
*	Corrections Corp. of America	27,900	768
*	EMCOR Group, Inc.	33,900	753
	Belden Inc.	20,900	738
	Genco Shipping and
	Trading Ltd.	12,900	728
	Mueller Industries Inc.	25,000	721
*	United Stationers, Inc.	14,841	708
*	General Cable Corp.	11,900	703
*	United Rentals, Inc.	36,282	684
*	Republic Airways Holdings Inc.	31,400	680
*	Columbus McKinnon Corp.	21,900	678
	Watson Wyatt & Co. Holdings	11,900	675
*	Perini Corp.	18,600	674
*	TransDigm Group, Inc.	17,000	630
	Lennox International Inc.	17,448	628
*	RSC Holdings Inc.	57,500	627
	The Toro Co.	15,009	621

17

			Market
			Value•
		Shares	($000)
	Robbins & Myers, Inc.	18,500	604
*	Spherion Corp.	94,640	579
*	Hexcel Corp.	29,900	571
*	PHH Corp.	32,600	568
*	Rush Enterprises, Inc. Class A	35,598	564
	The Manitowoc Co., Inc.	13,800	563
*	Consolidated Graphics, Inc.	9,753	547
	Deluxe Corp.	28,000	538
	Steelcase Inc.	48,174	533
^	HNI Corp.	19,700	530
*	TrueBlue, Inc.	39,307	528
	Kelly Services, Inc. Class A	25,657	528
*	Avis Budget Group, Inc.	48,900	519
*^	TBS International Ltd.	16,800	507
	Apogee Enterprises, Inc.	32,942	507
*	FTI Consulting, Inc.	7,000	497
*	Alliant Techsystems, Inc.	4,500	466
	Alexander & Baldwin, Inc.	10,200	439
	Applied Industrial Technology, Inc.	14,600	436
*	Continental Airlines, Inc. Class B	22,312	429
	Herman Miller, Inc.	14,854	365
	Aircastle Ltd.	29,500	332
*	URS Corp.	9,800	320
	Skywest, Inc.	14,600	308
	Armstrong Worldwide
	Industries, Inc.	7,700	274
*	NCI Building Systems, Inc.	9,500	230
	Interline Brands, Inc.	11,200	208
*	Amerco, Inc.	2,856	163
*	Ladish Co., Inc.	3,500	126
*	Volt Information Sciences Inc.	5,600	95
	Xerium Technologies Inc.	19,400	25
	Bowne & Co., Inc.	1,500	23
			33,479
Information Technology (16.0%)
*	Mettler-Toledo
	International Inc.	10,166	987
*	Sybase, Inc.	33,715	887
*	MICROS Systems, Inc.	24,548	826
*	SAIC, Inc.	44,200	822
*	Anixter International Inc.	12,800	820
*	Plexus Corp.	27,865	782
*	CommScope, Inc.	22,400	780
*	Ciena Corp.	24,200	746
*	Tech Data Corp.	22,400	735
*	Checkpoint Systems, Inc.	27,300	733
*	ManTech International Corp.	15,825	718
*	Amkor Technology, Inc.	66,965	716
*	Metavante Technologies	35,600	712
*	Integrated Device
	Technology Inc.	77,200	689
	MAXIMUS, Inc.	18,700	686
*	SPSS, Inc.	17,560	681

18

			Market
			Value•
		Shares	($000)
*	Zoran Corp.	49,816	680
*	Synopsys, Inc.	29,500	670
*	Skyworks Solutions, Inc.	91,700	668
*	Vishay Intertechnology, Inc.	73,000	661
	Technitrol, Inc.	28,490	659
*	Fairchild Semiconductor International, Inc.	54,200	646
	TNS Inc.	31,000	640
*	j2 Global Communications, Inc.	27,400	612
*	ADC Telecommunications, Inc.	50,500	610
*	Sigma Designs, Inc.	26,600	603
*	MPS Group, Inc.	49,250	582
*	Insight Enterprises, Inc.	31,900	558
*	Emulex Corp.	34,370	558
*	Compuware Corp.	75,000	551
	Methode Electronics, Inc. Class A	46,900	548
*	Vignette Corp.	41,000	542
*	Interwoven Inc.	49,528	529
	United Online, Inc.	49,800	526
*	Novatel Wireless, Inc.	53,600	519
	Syntel, Inc.	19,352	516
*	Multi-Fineline Electronix, Inc.	25,800	484
*	Dolby Laboratories Inc.	13,280	482
*	S1 Corp.	67,218	478
*	Varian Semiconductor Equipment Associates, Inc.	16,200	456
*	SAVVIS, Inc.	24,797	403
*	Mattson Technology, Inc.	64,200	391
*	Verigy Ltd.	20,500	386
*	CSG Systems
	International, Inc.	33,184	377
*	Lawson Software, Inc.	50,000	377
*	JDA Software Group, Inc.	20,600	376
*	Omniture, Inc.	14,800	344
*	Brocade Communications
	Systems, Inc.	45,900	335
*	Dycom Industries, Inc.	26,200	315
*	Eagle Test Systems, Inc.	29,900	314
*	RF Micro Devices, Inc.	117,900	314
*	Semtech Corp.	21,300	305
*	Quest Software, Inc.	23,100	302
*	Novell, Inc.	47,600	299
*	Equinix, Inc.	4,400	293
*	Blue Coat Systems, Inc.	13,100	289
*	iGATE Corp.	37,171	265
*	ANADIGICS, Inc.	31,300	205
	Broadridge Financial
	Solutions LLC	11,600	204
*	CMGI, Inc.	15,200	202
*	Credence Systems Corp.	109,900	187
	Jack Henry & Associates Inc.	6,600	163
*	NeuStar, Inc. Class A	4,800	127
*	Sykes Enterprises, Inc.	5,400	95
*	Manhattan Associates, Inc.	3,100	71
*	Riverbed Technology, Inc.	4,300	64

19

			Market
			Value•
		Shares	($000)
	MoneyGram International, Inc.	23,976	45
*	Comtech Telecommunications Corp.	900	35
	Bel Fuse, Inc. Class B	800	22
*	Starent Networks Corp.	1,600	22
			33,225
Materials (6.3%)
	Airgas, Inc.	19,600	891
*	Terra Industries, Inc.	25,000	888
	Cytec Industries, Inc.	16,300	878
	Carpenter Technology Corp.	14,900	834
	Greif Inc. Class A	12,134	824
*	W.R. Grace & Co.	35,700	815
*	OM Group, Inc.	13,692	747
	Rock-Tenn Co.	23,900	716
	Kaiser Aluminum Corp.	9,800	679
	Commercial Metals Co.	22,000	659
	Koppers Holdings, Inc.	14,700	651
	Steel Dynamics, Inc.	17,732	586
	Lubrizol Corp.	10,300	572
	Cleveland-Cliffs Inc.	4,723	566
*	Buckeye Technology, Inc.	49,600	553
	RPM International, Inc.	24,200	507
*	PolyOne Corp.	62,887	401
	Olin Corp.	14,200	281
*	Rockwood Holdings, Inc.	8,200	269
	Quanex Corp.	5,148	266
	Worthington Industries, Inc.	15,400	260
	H.B. Fuller Co.	9,400	192
	Silgan Holdings, Inc.	1,311	65
			13,100
Telecommunication Services (1.1%)
*	Cincinnati Bell Inc.	160,300	683
*	Syniverse Holdings Inc.	39,340	655
	USA Mobility, Inc.	49,500	353
	Alaska Communications Systems Holdings, Inc.	21,500	263
*	Premiere Global Services, Inc.	14,600	209
	NTELOS Holdings Corp.	4,100	99
*	Centennial Communications Corp.Class A	4,610	27
			2,289
Utilities (4.4%)
	UGI Corp. Holding Co.	34,700	865
	Atmos Energy Corp.	33,600	857
	Southern Union Co.	34,800	810
	WGL Holdings Inc.	22,400	718
	Portland General Electric Co.	31,700	715
	Black Hills Corp.	19,900	712
	The Laclede Group, Inc.	19,500	695
	Westar Energy, Inc.	28,300	644
	Energen Corp.	9,644	601
	Northwest Natural Gas Co.	12,500	543
	ALLETE, Inc.	12,404	479

20

			Market
			Value•
		Shares	($000)
	National Fuel Gas Co.	9,800	463
*	El Paso Electric Co.	19,000	406
	Vectren Corp.	9,610	258
	Great Plains Energy, Inc.	8,900	219
	OGE Energy Corp.	5,800	181
			9,166
Total Common Stocks
(Cost $225,956)			206,206
Temporary Cash Investments (1.9%)[1]
Money Market Fund (1.8%)
2	Vanguard Market Liquidity Fund, 2.800%	1,841,997	1,842
2	Vanguard Market Liquidity Fund, 2.800%—Note E	1,892,200	1,892
			3,734

		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)
3	Federal Home Loan Mortgage Corp.
4	3.607%, 4/7/08	200	200
Total Temporary Cash Investments
(Cost $3,934)			3,934
Total Investments (101.3%)
(Cost $229,890)			210,140
Other Assets and Liabilities (–1.3%)
Other Assets—Note B			697
Liabilities—Note E			(3,337)
			(2,640)
Net Assets (100%)
Applicable to 11,697,314 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			207,500
Net Asset Value Per Share			$17.74

21

At March 31, 2008, net assets consisted of:[5]
	Amount	Per
	(000)	Share
Paid-in Capital	237,523	$20.31
Overdistributed Net
Investment Income	(359)	(.03)
Accumulated Net
Realized Losses	(9,958)	(.85)
Unrealized Appreciation/
Depreciation
Investment Securities	(19,750)	(1.69)
Futures Contracts	44	—
Net Assets	207,500	$17.74

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 1.2%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

22

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends	890
Interest[1]	35
Security Lending	61
Total Income	986
Expenses
The Vanguard Group—Note B
Investment Advisory Services	89
Management and Administrative	267
Marketing and Distribution	32
Custodian Fees	24
Shareholders’ Reports	5
Total Expenses	417
Net Investment Income	569
Realized Net Gain (Loss)
Investment Securities Sold	(8,366)
Futures Contracts	(309)
Realized Net Gain (Loss)	(8,675)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(30,529)
Futures Contracts	35
Change in Unrealized Appreciation (Depreciation)	(30,494)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,600)

1 Interest income from an affiliated company of the fund was $27,000.

23

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	569	2,529
Realized Net Gain (Loss)	(8,675)	3,133
Change in Unrealized Appreciation (Depreciation)	(30,494)	15,604
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,600)	21,266
Distributions
Net Investment Income	(2,555)	(1,472)
Realized Capital Gain[1]	(1,837)	—
Total Distributions	(4,392)	(1,472)
Capital Share Transactions—Note F
Issued	47,982	132,076
Issued in Lieu of Cash Distributions	3,832	1,347
Redeemed	(58,323)	(76,625)
Net Increase (Decrease) from Capital Share Transactions	(6,509)	56,798
Total Increase (Decrease)	(49,501)	76,592
Net Assets
Beginning of Period	257,001	180,409
End of Period[2]	207,500	257,001

1 Includes fiscal 2008 short-term gain distributions totaling $657,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($359,000) and $1,627,000.

24

Financial Highlights

	Six Months	Year	April 20,
	Ended	Ended	2006[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.050	.22	.09
Net Realized and Unrealized Gain (Loss) on Investments	(3.229)	2.17	(1.05)
Total from Investment Operations	(3.179)	2.39	(.96)
Distributions
Dividends from Net Investment Income	(.210)	(.15)	—
Distributions from Realized Capital Gains	(.151)	—	—
Total Distributions	(.361)	(.15)	—
Net Asset Value, End of Period	$17.74	$21.28	$19.04

Total Return[2]	–15.04%	12.58%	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$257	$180
Ratio of Total Expenses to Average Net Assets	0.36%*	0.38%	0.40%*
Ratio of Net Investment Income to Average Net Assets	0.71%*	1.07%	1.20%*
Portfolio Turnover Rate	101%*	73%	35%

1 Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

26

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2008, the cost of investment securities for tax purposes was $229,890,000. Net unrealized depreciation of investment securities for tax purposes was $19,750,000, consisting of unrealized gains of $14,002,000 on securities that had risen in value since their purchase and $33,752,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	4	1,380	44

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended March 31, 2008, the fund purchased $115,526,000 of investment securities and sold $125,111,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at March 31, 2008, was $1,723,000, for which the fund received cash collateral of $1,892,000.

27

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	2,421	6,183
Issued in Lieu of Cash Distributions	203	65
Redeemed	(3,003)	(3,649)
Net Increase (Decrease) in Shares Outstanding	(379)	2,599

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$849.57	$1.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.20	1.82

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in April 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James P. Stetler, the manager primarily responsible for the day-to-day management of the fund, has worked in investment management since 1996. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, including periods of outperformance and underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The board noted that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

31

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

VANGUARD HORIZON FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: May 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.